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1933 Act File No.  33-_____________________
1933 Act File No. 811- ____________________

UNITED STATES
SECURTIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2/A
(Check appropriate box or boxes)

☐	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No. ____
☐	Post-Effective Amendment No. ____

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 2

UST GLOBAL PRIVATE MARKETS FUND, LLC
Exact Name of Registrant as Specified in Charter

100 Federal Street, Boston, MA 02110
Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

Registrant’s Telephone Number, including Area Code	(866) 921-7951

Marina Belaya, Esq., 114 West 47thStreet, New York, NY 10036
Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copy to:

Thomas J. Kelly, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111
Name and Address (Number, Street, City, State, Zip Code)

Approximate Date of Proposed Public Offering	N/A

EXPLANATORY NOTE

This Registration has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended (the “1940 Act”). Interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act. Investments in Registrant may only be made by entities or persons that are (i) “accredited investors” within the meaning of Regulation D under the Securities Act and (ii) “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). This Registration does not constitute an offer to sell, or the solicitation of any offer to buy, interests in the Registrant.

UST GLOBAL PRIVATE MARKETS FUND, LLC

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement of UST Global Private Markets Fund, LLC contains the following documents:

Facing Sheet

Explanatory Note

Contents of Registration Statement

Part A

Part B

Part C

Signature Page

Exhibit Index

Exhibits

PART A

Responses to all or a portion of certain Items required to be included in Part A of this Registration Statement are omitted pursuant to Paragraph 3 of Instruction G of the General Instruction to Form N-2.

ITEMS 1-2.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 3.	FEE TABLE AND SYNOPSIS.

The following Fee Table and Synopsis summarizes the aggregate expenses of UST Global Private Markets Fund, LLC (the “Registrant” or “Company”), and are intended to assist Investors (as defined below) in understanding the costs and expenses borne directly or indirectly by investing in the Company. The Company emphasizes allocation of Member (as defined below) capital by investing in a diversified group of private equity funds formed by a fund sponsor or sponsors experienced in making private equity investments. Private equity funds may include funds pursuing investment strategies in buyout, venture capital and special situations (distressed debt, mezzanine secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by Bank of America Capital Advisors LLC (the “Investment Adviser”), (the “Portfolio Funds”).

This fee table assumes that the Company raised $98,664,646 in total Commitments (as defined below), 20% of total commitments are drawn down in the first year (after the final closing), and that 15% of drawn-down commitments are drawn by the Portfolio Funds.

Investor Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	2.00%
Minimum Sales Load (as a percentage of offering price)	0%
Annual Expenses (as a percentage of net assets attributable to Interests)
Management Fee(1)	1.50%
Interest Payments on Borrowed Funds	0.00%
Other Expenses(2)	1.42%
Acquired Fund Fees and Expenses(3)	2.66%
Total Annual Expenses(4)	5.58%

(1)
Calculated on a fee of 1.5% on Commitments (the “Advisory Fee”) with annual 10% step-down starting on the third anniversary of the final closing and continuing until the Advisory Fee reaches 0.25%.  A carried interest of 10% is not included because no carried interest is expected for the first year. See Item 9.1(f) “Advisory Fees.”

(2)
Based on expected expenses for the 2009 fiscal year. Includes the Company’s expenses (other than the management fee). Does not include the fees and expenses of the Portfolio Funds in which the Company intends to invest in, based upon the anticipated net proceeds from this offering.

(3)
Estimated fees and expenses of the Portfolio Funds for the calendar year of 2009. Fees and expenses of Portfolio Funds are based on expected fees and expenses and range from 0.2% to 15.99%. Future Portfolio Funds’ fees and expenses may be higher or lower because certain fees are based on the performance of the Portfolio Funds, which may fluctuate over time. Incentive fees are not included because no incentive fees are expected for the first year. Incentive fees or allocations paid to a portfolio manager generally range between 20% to 30% of the net capital appreciation (if any) in the assets managed by the portfolio manager.

(4)	The Investment Adviser has agreed to absorb all Company organization expenses and Company operating expenses until the final closing.

The purpose of the table above and the examples below is to assist Investors in understanding the various costs and expenses Investors in the Company will bear directly or indirectly.

Example 1

	1 Year	3 Years	5 Years	10 Years
An Investor would pay the following expenses on a $1,000 committed, drawn and invested investment, assuming a 5% annual return:	$75.00	$167.00	$256.00	$481.00

Example 2

	1 Year	3 Years	5 Years	10 Years
An Investor would pay the following expenses on a $50,000 committed, drawn and invested investment, assuming a 5% annual return:	$3,726.00	$8,363.00	$12,782.00	$24,028.00

Example 3

	1 Year	3 Years	5 Years	10 Years
An Investor would pay the following expenses on a $150,000 committed, drawn and invested investment, assuming a 5% annual return:	$11,179.00	$25,089.00	$38,346.00	$72,085.00

The examples above are based on the fees and expenses of the Company set forth above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown, and the Company’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the examples.

ITEMS 3.2, 4 THROUGH 7.

Omitted pursuant to Paragraph 3 of Instruction G of the General Instructions to Form N-2.

ITEM 8. GENERAL DESCRIPTION OF THE REGISTRANT.

Description of the Company

UST Global Private Markets Fund, LLC (the “Company” or the “Registrant”) is a limited liability company organized under the laws of the State of Delaware on February 2, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end non-diversified management investment company. The Company offered and sold units of limited liability company interests in the Company (the “Units” or “Interests”) in minimum denominations of $50,000 to “accredited investors” and “qualified clients.” (See Item 10.1). The Company is seeking capital commitments (the “Commitments”) from potential investors (an “Investor”). The minimum offering size is $60 million. Bank of America Capital Advisors LLC (the “Investment Adviser”) serves as the investment adviser of the Company. U.S. Trust Hedge Fund Management, Inc. or an affiliate, serves as the special member (the “Special Member”) of the Company. Investors who purchase Interests will be admitted to the Company by the Investment Adviser and will become members of the Company (the “Members”).

The Company sought Commitments from Investors. The minimum Commitment in the Company is $50,000, although the Board (as defined below) reserves the right to accept Commitments of lesser amounts in its discretion.

The Company has not yet identified all of the potential investments that it will make with the Commitments. The Investor’s full Commitment will not be immediately invested. The Company will invest in Portfolio Funds as Commitments are drawn. The Company may not draw on the full Commitment. Any amounts drawn (except for cash reserved to cover Company expenses) will be invested within six (6) months of the drawdown date (such investments may take the form of a binding legal commitment).

Investors understand that by agreeing to invest in the Company, each is making an irrevocable commitment to the Company of the entire amount of the Commitment, which will be drawn down over time. Even though not all the money will be requested immediately, if there is a capital call Investors are committing to make funds available within the time designated. Investors should understand that if a capital call is received, they will have to either immediately transfer additional funds to their account at Bank of America Corporation (“Bank of America”) or immediately direct Bank of America to liquidate investments in their account and to transfer them to the Company to honor the Commitment. Investors understand that if they close their account at Bank of America, the total amount of any outstanding Commitments will be immediately due and payable.

Investment Objective

The investment objective of the Company is long-term capital appreciation. Neither the Company nor the Investment Adviser guarantees any level of return or risk on investments and there can be no assurance that the investment objective will be achieved. However, it is the expectation that the Company will generate a total return over the life of the Company that will exceed the return of the global public equities market and compensate the Investor for the additional risk taken by investing in Portfolio Funds.

Investment Philosophy

The Investment Adviser is guided by a set of principles that it believes is essential to make successful private equity investments. They are outlined as follows:

1.	Developing a private equity allocation is a long-term process that requires an investor to continuously and selectively commit capital to private equity investments.

2.
Building successful private equity portfolios requires skillful management of risks associated with portfolio cash flows, manager selection and concentrations among strategies, vintage years Portfolio Funds, fund sponsors, geographies and industries.

3.
Attractive private equity returns are generated by investing in funds managed by professionals with demonstrated track record of success across multiple market, industry, technology and innovation cycles.

4.
Investors are better served by investing in Portfolio Funds that exhibit a strong alignment of interest with their investors as expressed in the terms of the Portfolio Fund’s limited partnership agreement and the manner in which the fund sponsor manages its organization.

5.	Given the long-term illiquid nature of private equity investing, investors should have a strong appreciation for the potential risk presented by each Portfolio Fund investment.

6.	A value orientation should be maintained when allocating among private equity strategies and selecting Portfolio Funds.

Investment Strategy

The Company will seek to achieve its objective by pursuing a strategy of committing at least 80% of Commitments in Portfolio Funds.

Private equity funds may include Portfolio Funds pursuing investment strategies in buyouts, venture capital and special situations (distressed debt, mezzanine, secondaries, natural resources, opportunistic real estate, royalties and other private equity strategies perceived to be attractive by the Investment Adviser). Such funds often have a focus on one or more industry, country, region or investment-related themes. Such funds seek to generate returns primarily through long-term capital appreciation; however at times some Portfolio Funds may generate some current income and short-term capital appreciation.

The Company will seek to identify six to fifteen Portfolio Funds within eighteen months of the Company’s final closing. The Company will leverage the relationships established by the Investment Adviser among private equity fund sponsors to gain access to attractive Portfolio Funds. The Investment Adviser will employ a proactive, disciplined and diligent investment process by which prospective Portfolio Funds will be sourced, reviewed and selected.

The Company will seek to tactically over-weight or under-weight its allocation to the various private equity strategies perceived by the Investment Adviser to be more or less attractive from an expected risk and return perspective. Tactical allocations are influenced by a value-oriented perspective with regards to capital flows within a private equity strategy, valuations for new investments to be made by Portfolio Funds, risk within transaction structures, expectations for change within a strategy over the near-term and perceived attractiveness for a private equity strategy. The exposures to specific private equity strategies will also be influenced by the Investment

Adviser’s ability to gain access to top-tier fund sponsors in a specific strategy. Although, the Investment Adviser may target specific strategies, regions or industries for investment, the Investment Adviser will not compromise on the caliber of the fund sponsors pursued for investment in order to make an allocation to a targeted strategy. The chart below(1) presents the expected private equity strategy allocations for the Company in the current market environment relative to the long-term capital flows in private equity.

Private Equity Strategy Allocation

Strategy	Long Term Market Weight	Fund Target Weight
Buyout	70%	40%-80%
Venture Capital	15%	10%-30%
Special Situations	15%	10%-30%

Anticipated Geography Allocation

Region	Allocation
North America	50%-75%
Europe	20%-40%
Asia	5%-25%
Other	0%-5%

(1)
There can be no assurance that the positions created by the Portfolio Funds selected for the Company will create a portfolio with the allocations described above. The Investment Adviser does not control and does not have influence on the investment activity of the fund sponsors investing the capital of the Portfolio Funds. The Investment Adviser’s expected allocations to each Portfolio Fund will be guided by the historical investment activity and the expected investment activity as articulated by the fund sponsors in the offering memoranda and accompanying due diligence information for their respective Portfolio Funds.

Investment Policies and Restrictions

The Company has adopted certain fundamental investment restrictions, which cannot be changed without the vote of a majority of the Company’s outstanding voting securities (as defined by the 1940 Act). The Company’s fundamental investment restrictions are as follows:

1.
The Company will not invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry. (This restriction does not apply to the Company’s investments in Portfolio Funds.)

2.
The Company will not issue senior securities representing stock, except that, to the extent permitted by the 1940 Act, (a) the Company may borrow money from banks, brokers and other lenders, to finance portfolio transactions and engage in other transactions involving the issuance by the Company of “senior securities” representing indebtedness, and (b) the Company may borrow money from banks for temporary or emergency purposes.

3.
The Company will not underwrite securities of other issuers, except insofar as the Company may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

4.
The Company will not make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Company’s investment policies.

5.
The Company will not purchase or sell commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indices, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

6.	The Company will not purchase, hold or deal in real estate, except that it may invest in securities that are secured by real estate or that are issued by companies that invest or deal in real estate.

The investment objective of the Company is also fundamental and may not be changed without a vote of a majority of the Company’s outstanding voting securities.

Under the 1940 Act, the vote of a majority of the outstanding voting securities of an investment company, such as the Company, means the vote, at an annual or a special meeting of the security holders of the Company duly called, (A) of 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities of the Company are present or represented by proxy or (B) of more than 50% of the outstanding voting securities of the Company, whichever is less.

With respect to these investment restrictions, and other policies described in this Registration Statement, the Company will not look through the Portfolio Funds. In addition, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Company’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.

The Company may engage in borrowing to cover Company expenses, to “bridge” capital contributions, cover Investor defaults or to make future capital contributions to Portfolio Funds. The Company may borrow from an affiliate, subject to regulatory approvals, or third-party, pursuant to a credit facility. The Company may borrow in advance of a closing with Investors to permit making initial capital contributions to a Portfolio Fund or a later date to fulfill ongoing commitments. Thus, the Company may be significantly leveraged prior to closing or thereafter. Drawdowns from Investors or distributions from Portfolio Funds may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility. In the event the Company does not have sufficient commitments to pay its borrowings in full, it is possible that it would default on its borrowing or its commitments to a Portfolio Fund or Portfolio Funds, and unless another source of funds is obtained, Investors in the Company could be adversely affected. In addition, private equity acquisitions by Portfolio Funds will generally include significant leverage at the portfolio company level. Such leverage can increase the return on an investment, but it also creates additional risk because, in the event that decreases in value cause the investment to be worth less than the amount borrowed, the investment can be lost. However, there is no guarantee that the Company will borrow or that a credit facility will be available for the Company.

The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% if its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This requirement means that the value of the investment company’s total indebtedness may not exceed one-third the value of its total assets (including the indebtedness). In addition, the Investment Adviser, may, at its discretion, exclude a defaulting Investor from future capital calls.

Risk Factors

In considering participation in the Company, the Investors should be aware of certain risk factors, which include the following:

1.	Business and Market Risks

The Company’s investment portfolio will consist of Portfolio Funds which will hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict. Such investments involve a high degree of business and financial risk that can result in substantial losses.

Buyout Funds. Buyout transactions may result in new enterprises that are subject to extreme volatility, require time for maturity and may require additional capital. In addition, they frequently rely on borrowing significant amounts of capital, which can increase profit potential but at the same time increase the risk of loss. Leveraged companies may be subject to restrictive financial and operating covenants. The leverage may impair the ability of these companies to finance their future operations and capital needs. Also, their flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money was not used. Although these investments may offer the opportunity for significant gains, such buyout investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may not be as leveraged.

Venture Funds. Venture capital funds primarily invest in private companies that have limited operating history, are attempting to develop or commercialize unproven technologies or to implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

2.	Lack of Operating History

The Company is a newly formed entity and has no operating history upon which Investors can evaluate its performance. The investment program of the Company should be evaluated on the basis that there can be no assurance that the Investment Adviser’s assessment of the short-term or long-term prospects of investments will prove accurate or that the Company will achieve its investment objectives. Past performance of the managers of the Portfolio Funds is no indication of future performance.

3.	Dependence on the Investment Adviser.

The success of the Company is significantly dependent upon the ability of the Investment Adviser to achieve the Company’s investment objectives. The performance of the Investment Adviser’s prior investments is not necessarily indicative of the Company’s future results.

4.	Investment in Junior Securities

The securities in which each Portfolio Fund will invest may be among the most junior in a portfolio company’s capital structure and, thus, subject to the greatest risk of loss. Generally, there will be no collateral to protect an investment once made.

5.	Leveraged Investments

A Portfolio Fund’s investments, depending upon its strategy, may be in companies whose capital structures are highly leveraged. Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

6.	Limited Transferability of Interests

There will be no public market for the Interests, and none is expected to develop. There are substantial restrictions upon the transferability of Interests under the Limited Liability Company Agreement of the Registrant (the “Company Agreement”) and applicable securities laws.

7.	Diversification of Investments

The Company is a “non-diversified” investment company. Thus, there are no percentage limitations imposed by the 1940 Act on the percentage of the Company’s assets that may be invested in the securities of any one issuer. However, the Company generally will not commit more than 20% of the value of its total Commitments (measured at the time of commitment) in the securities of a single Portfolio Fund. The Investment Adviser believes that this approach helps to reduce overall investment risk.

8.	Concentration of Portfolio Fund Investments

Each Portfolio Fund will participate in a limited number of investments and may seek to make several investments in one industry or one industry segment. As a result, each Portfolio Fund’s investment portfolio could become highly concentrated, and the performance of a few holdings may substantially affect its aggregate return. Furthermore, to the extent that the capital raised is less than the targeted amount, a Portfolio Fund may invest in fewer portfolio companies and thus be less diversified.

9.	Illiquidity; Lack of Current Distributions

An investment in the Company is illiquid. In addition, the Company will acquire privately offered interests in Portfolio Funds. Transfers of interests and withdrawals, within Portfolio Funds, will be severely restricted. It is uncertain as to when profits, if any, will be realized. Losses on unsuccessful investments may be realized before gains on successful investments are realized. The return of capital and the realization of gains, if any, generally will occur only upon the partial or complete disposition of an underlying investment by a Portfolio Fund. While an investment may be sold at any time, it is not generally expected that this will occur for a number of years after the initial investment. Before such time, there may be no current return on the investment.

Due to the pattern of cash flows in private equity funds and the illiquid nature of their investments, Investors typically will see negative returns in the Company’s early stages; in particular it can take several years for Portfolio Fund investments to be realized during which time management fees will be continued to be drawn from committed capital and certain underperforming investments may be written down or written off. Then as investments are able to realize liquidity events, such as a sale or initial public offering, positive returns will be realized if the Portfolio Fund is successful in achieving its investment strategy.

10.	Absence of Regulatory Oversight

The Portfolio Funds will not be registered as investment companies under the 1940 Act and the Company, as an investor in these Portfolio Funds, will not have the benefit of the protection afforded by the 1940 Act to investors in registered investment companies (which, among other protections, require investment companies to have a majority of disinterested directors, require securities held in custody at all times to be individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company, and regulate the relationship between the adviser and the investment company).

11.	Tax Laws Subject to Change

It is possible that the current federal, state, local, or foreign income tax treatment accorded an investment in the Company will be modified by legislative, administrative, or judicial action in the future. The nature of additional changes in federal or non-U.S. income tax law, if any, cannot be determined prior to enactment of any new tax legislation. However, such legislation could significantly alter the tax consequences and decrease the after tax rate of return of an investment in the Company. Potential Investors therefore should seek, and must rely on, the advice of their own tax advisers with respect to the possible impact on their investments of recent legislation, as well as any future proposed tax legislation or administrative or judicial action.

12.	In-Kind Distributions

Portfolio Funds may make in-kind distributions to the Company, and, particularly in the event of a dissolution of a Portfolio Fund such distribution, may contain securities which are not marketable. While the general policy of the Company will be to liquidate such investment and distribute proceeds to the Members, under certain circumstances when deemed appropriate by the Board, a Member may receive in-kind distributions from the Company.

13.	Projections

Projected operating results of a company in which a Portfolio Fund invests normally will be based primarily on financial projections prepared by each company’s management. In all cases, projections are only estimates of future results that are based upon information received from the company and assumptions made at the time the projections are developed. There can be no assurance that the results are set forth in the projections will be attained, and actual results may be significantly different from the projections. Also, general economic factors, which are not predictable, can have a material effect on the reliability of projections.

14.	Carried Interest

The carried interest held by the Special Member or equivalent of a Portfolio Fund may create an incentive for the Investment Adviser to make high risk portfolio investments in hope of achieving a larger return for the holder of the carried interest.

15.	Need for Follow-On Investments

Following its initial investment in a given portfolio company, a Portfolio Fund may decide to provide additional funds to such portfolio company or may have the opportunity to increase its investment in a successful portfolio company. There is no assurance that a Portfolio Fund will make follow-on investments or that a Portfolio Fund will have sufficient funds to make all or any of such investments. Any decision by a Portfolio Fund not to make follow-on investments or its inability to make such investments (i) may have a subsequent negative effect on a portfolio company in need of such an investment, (ii) result in a lost opportunity for a Portfolio Fund to increase its participation in a successful operation, or (iii) result in a loss of certain anti-dilution protection.

16.	Non-U.S. Investments

The Company may invest in a Portfolio Fund that is organized outside of the United States or a Portfolio Fund may invest in portfolio companies that are organized or have substantial sales or operations outside of the United States. Such investments may be subject to certain additional risk, due to, among other things, potentially unsettled points of applicable governing law, the risks associated with fluctuating currency exchange rates, capital repatriation regulations, the application of complex U.S. and foreign tax rules to cross-border investments and imposition of foreign taxes on the Company and/or the Members.

17.	Independent Counsel

No independent counsel has been retained to represent the interests of the Members. Neither the Memorandum nor the Company Agreement has been reviewed by any attorney on behalf of the Members. Legal counsel to the Company and Investment Adviser does not represent any Member.

18.	Increased Regulatory Scrutiny

In the environment following the events of September 11, 2001, the Company and the Investment Adviser expect increased scrutiny by government regulators, investigators, auditors and law enforcement officials regarding the identities and sources of funds of investors in private investment funds. In that connection, in the future the Company may become subject to additional obligations, such as reporting requirements regarding its investors, including, without limitation, such requirements and restrictions as may apply under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “Patriot Act”). Each Member will be required to provide to the Company such information as may be required to enable the Company to comply with all applicable legal or regulatory requirements, including, without limitation, the requirements of the Patriot Act (and/or all rules and regulations related thereto), and each Member will be required to acknowledge and agree that the Company may disclose such information to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file such reports with such authorities as may be required by applicable law or regulation. If required by applicable law, regulation or interpretation thereof, the Company may suspend all activity with respect to a Member’s account with the Company, including suspending the Member’s right to redeem funds or assets from the Company pending the Company’s receipt of instructions regarding the Member’s account from the appropriate governmental or regulatory authority.

19.	Private Offering Exemption

This offering has not been registered under the Securities Act, in reliance on the exemptive provisions of Section 4(2) of the Securities Act and Regulation D promulgated thereunder. Section 18(b)(4)(D) of the Securities Act, added by the National Securities Markets Improvement Act of 1996, preempts state registration of transactions in securities exempt pursuant to “rules and regulations issued by the SEC under Section 4(2) of the Securities Act.” Preemption therefore applies to transactions exempt under Regulation D, but not to transactions exempt under Section 4(2) alone. Because of the lack of uniformity among the state’s securities laws and their general complicated nature, the Company has chosen not to incur the expense and burden of reviewing exemptions under each state’s laws, but rather rely on the uniform exemption provided by Regulation D.

No assurance can be given that the offering currently qualifies or will continue to qualify under the exemptive provisions of Regulation D because of, among other things, the adequacy of disclosure and the manner of distribution, the timeliness of filings, the existence of similar offerings in the past or in the future, or the retroactive change of any securities law or regulation. If the Regulation D exemption is lost, the Company may not be able to avail itself of other state exemptions and successful claims or suits for rescission may be brought and successfully concluded for failure to register these offerings or for acts or omissions constituting offenses under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or applicable state securities laws.

20.	Manager Liability

In certain circumstances each Portfolio Fund is expected to receive the right to appoint a representative to the board of directors of the companies in which it invests. Serving on the board of directors of a portfolio company exposes the Portfolio Fund’s representatives, and ultimately the Portfolio Fund, to potential liability. Although portfolio companies often have insurance to protect directors and officers from such liability, not all portfolio companies may obtain such insurance, which may be insufficient if obtained.

21.	Public Company Holdings

A Portfolio Fund’s investment portfolio may contain securities issued by publicly held companies. Such investments may subject the Portfolio Fund to risks that differ in type or degree from those involved with investments in privately held companies. Such risks include, without limitation, greater volatility in the valuation of such companies, increased obligations to disclose information regarding such companies, limitations on the ability of the Portfolio Fund to dispose of such securities at certain times, increased likelihood of shareholder litigation against such companies’ board members, and increased costs associated with each of the aforementioned risks.

22.	Delayed Schedule K-1s

The Company will not be able to provide final Schedule K-1s to Members for any given fiscal year until after April 15 of the following year. Investors should be prepared for a substantial delay in receiving final Schedule K-1s. The final Schedule K-1s will not be available until the Company has received tax-reporting information from its Portfolio Funds necessary to prepare final Schedule K-1s. Members will likely be required to obtain extensions of the filing dates for their U.S. federal, state, and local income tax returns. Members will be responsible for any and all costs and fees incurred by them in connection with obtaining the tax extensions. Each Investor should consult with its own adviser as to the advisability and tax consequences of an investment in the Company. Portfolio Funds and their portfolio companies may engage in business, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

23.	Risks of Private Equity Investments Generally

The investments made by the Portfolio Funds will entail a high degree of risk and in most cases be highly illiquid and difficult to value. Unless and until those investments are sold or mature into marketable securities they will remain illiquid. In addition to the extent a Portfolio Fund focuses on venture capital investments the companies in which the Portfolio Fund will invest may be in a conceptual or early stage of development, may not have a proven operating history, may offer services or products that are not yet developed or ready to be marketed or that have no established market, may be operating at a loss or have significant fluctuations in operating results, may be engaged in a rapidly changing business, may require substantial additional capital to support their operations to finance expansion or to maintain their competitive position, or otherwise may have a weak financial condition. As a general matter, companies in which the Portfolio Fund invests may face intense competition, including competition from companies with far greater financial resources; more extensive research, development, technological, marketing and other capabilities; and a larger number of qualified managerial and technical personnel.

The Company will not obtain or seek to obtain any control over the management of any portfolio company in which any Portfolio Fund may invest. The success of each investment made by a Portfolio Fund will largely depend on the ability and success of the management of the portfolio companies in addition to economic and market factors.

24.	Capital Contributions

The Company has not yet identified all of the potential investments that it will make with the Commitments. The Investor’s full Commitment will not be immediately invested. The Company will invest in Portfolio Funds as Commitments are drawn (within 6 months of any drawdown). It may take a significant amount of time to fully draw down and invest the committed amounts (approximately 4 years). The Company’s performance will only include the Commitments that have been drawn-down, thus an Investor’s individual performance may be lower than the performance of the Company.

25.	Default

The Company will not always contribute the full amount of its commitment to a Portfolio Fund at the time of its admission to the Portfolio Fund. Instead, the Company will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Portfolio Fund. If the Company defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Company’s investment in the Portfolio Fund. Any failure by the Company to make timely capital contributions in respect of its commitments may (i) impair the ability of the Company to pursue its investment program, (ii) force the Company to borrow, (iii) cause the Company, and, indirectly, the Investors to be subject to certain penalties from the Portfolio Funds (including the complete forfeiture of the Company’s investment in a Portfolio Fund), or (iv) otherwise impair the value of the Company’s investments (including the complete devaluation of the Company).

Similarly, Investors will not contribute the full amount of their Commitments to the Company at the time of their admission. Investors will be required to make incremental contributions pursuant to capital calls issued from time to time, by the Company. Unlike the Portfolio Funds, the Company will have limited recourse in retrieving un-drawn Commitments in the instance that an Investor defaults on a Commitment. An Investor, or Investors, that default(s) on his/her/its/their Commitment to the Company may cause the Company to, in-turn, default on its commitment to a Portfolio Fund. Thus the Company, and especially the non-defaulting Investors, will bear the penalties of such default (as outlined above, including, but not limited to, the complete forfeiture of the Company’s investment in a Portfolio Fund and the complete devaluation of the Company). While the Investment Adviser has taken steps to mitigate this risk, including seeking Commitments from Investors that exceed the commitments that are made to the Portfolio Funds, there is no guarantee that such measures will be sufficient or successful.

26.	Recall of Distributions

The Company may be subject to terms of the Portfolio Funds which permit the recall of distributions to meet Company obligations. In the event funds are recalled for this purpose, the Company may in turn require Members to return amounts previously distributed to them.

27.	Limited Investment Opportunities

In sourcing investment opportunities, the Company will leverage the relationships established by the Investment Adviser and its affiliates among private equity fund sponsors to gain access to attractive Portfolio Funds. However, as a registered investment company, the Company will be required to make certain public disclosures and regulatory filings regarding the Company’s operations, financial status, portfolio holdings, etc. While these filings are designed to enhance investor protections, private equity fund sponsors may view such filings as contrary to their business interests and deny access to the Company; but may permit other, non-registered funds or accounts, managed by the Investment Adviser or its affiliates, to invest. As a result, the Company may not be invested in certain private equity funds that are held by other unregistered funds or accounts managed by the Investment adviser or its affiliates, even though those private equity funds are consistent with the Company’s investment objective. In addition, certain provisions of the 1940 Act prohibit the Company from engaging in transactions with the Investment Adviser; however, unregistered funds also managed by the Investment Adviser are not prohibited from the same transactions. As a result, the Company, due to its status as a registered investment company, may be ineligible to participate in certain opportunities that will be available to unregistered investment companies advised by the Investment Adviser.

28.	Competition for Investment Opportunities

Many institutional investors, including other fund of funds entities, may seek to invest in many of the same underlying funds in which the Company may also seek to invest. Some of those underlying funds may limit the number of investors and the amount of capital they raise, which may limit or eliminate the ability of the Company to invest in those underlying funds.

In addition, numerous investors will be competing with the Portfolio Funds for desirable investment opportunities. Because of this competition, the Portfolio Funds might not be able to participate in attractive investments that would otherwise be available to them. In addition, competition for investments may also increase the pre-money value of prospective portfolio companies, which may adversely affect investment returns.

29.	Economic Conditions

Changes in economic conditions, including, for example, interest rates, inflation rates, industry conditions, competition, technological developments, trade relationships, political and diplomatic events and trends, tax laws and innumerable other factors, can substantially and adversely affect the business and prospects of the Portfolio Funds and the Company. These conditions are not within the control of the Investment Adviser or the sponsors of the portfolio Funds.

30.	Portfolio Company Risks

Portfolio companies in which the Portfolio Funds invest will be subject to the risk that a proposed service or product cannot be developed successfully with the resources available to the enterprise. There can be no assurance that the development efforts of any portfolio company will be successful or, if successful, will be completed within the budget or time originally estimated. Additional funds may be necessary to complete such development, to achieve market acceptance, to support expansion or to achieve or maintain competitive positions. The portfolio companies may not be able to obtain such funds on favorable terms, or at all.

Many of the portfolio companies of a Portfolio Fund may operate at a loss or with highly erratic operating results. Such companies may face intense competition, including competition from companies with much greater financial resources, much more extensive development, production, marketing and service capabilities and a much larger number of qualified managerial and technical personnel. The Investment Adviser anticipates that the Company (through the Portfolio Funds) will be making significant investments in companies in a number of sectors, some of which are rapidly changing, and such companies may face increased risks of product or service obsolescence. There can be no assurance that any particular portfolio company will succeed.

31.	Currency Risks.

The Company’s investments that are denominated in currencies other than the U.S. dollar are subject to the risk that the value of the particular currency will change in relation to one or more other currencies. As a result, the Company could realize a net loss on an investment, even if there were a gain on the underlying investment before currency losses were taken into account. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. The Investment Adviser may try to hedge these risks by investing in foreign currencies, forward foreign currency exchange contracts, or any combination thereof, but there can be no assurance that such strategies will be effective.

ITEM 9.  MANAGEMENT.

ITEM 9.1(a)

Board of Managers

All members of the Company’s Board of Managers (the “Board” or “Managers”) are Independent Managers (as defined below). The Board has overall responsibility for monitoring and overseeing the investment program of the Company and its management and operations. The Board monitors and oversees the business affairs of the Company, including the complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has complete and exclusive authority to oversee and establish policies regarding the management, conduct and operation of the Company’s business.

Although the Managers review policies regarding the management of the Company and review information regarding the investment program of the Company in connection with periodic meetings of the Board, they do not have an active role in supervising the Company’s ongoing operations. This means, for example, that the Managers do not select or approve the Company’s investments. The Managers, in their capacity as such, are not Members of the Company and, accordingly, each Manager in his or her capacity as such has no liability as Members. Managers will not contribute to the capital of the Company in their capacity as Managers, but may subscribe for Units, subject to the eligibility requirements described in this Registration Statement.

Board of Managers and Officers

Any vacancy on the Board of Managers may be filled by the remaining Managers, except to the extent the 1940 Act requires the election of Managers by the Members. The Company’s officers are appointed by the Managers and oversee the management of the day-to-day operations of the Company under the supervision of the Board. All of the officers of the Company are directors, officers or employees of the Investment Adviser or its affiliates. Certain of the Managers identified below are not affiliated with the Investment Adviser, or its affiliates and are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act of either the Company or the Investment Adviser (the “Independent Managers”). The Managers and officers of the Company also may be directors and officers of other investment companies managed or advised by the Investment Adviser. To the fullest extent allowed by applicable law, including the 1940 Act, the Company Agreement indemnifies the Managers and officers for all costs, liabilities and expenses that they may experience as a result of their service as such.

Information regarding the Board of Managers, including brief biographical information, is set forth below.

Independent Managers

Independent Managers

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex* Overseen
Virginia G. Breen c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age: 45	Manager	Term- Indefinite/ Length - since inception	Partner, Blue Rock (8/95 to present); also a manager of Excelsior Buyout Investors LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Fund Inc.	5

Jonathan B. Bulkeley c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age: 49	Manager	Term- Indefinite/ Length - since inception	CEO of Scanbuy, a wireless software company (3/06 to present); Managing Partner of Achilles Partners (10/01 to 3/06); Non-Executive Chairman of QXL, PLC (2/98 to 2/05); also a manager of Excelsior Buyout Investors, LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Fund, Inc.	5

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex* Overseen
Thomas F. McDevitt c/o UST Global Private Markets Fund, LLC 225 High Ridge Road Stamford, CT 06905 Age: 53	Manager	Term- Indefinite/ Length - since inception	Managing Partner of Edgewood Capital Partners and President of Edgewood Capital Advisors (5/02 to present); Managing Director, Societe Generale (6/98 to 3/02); also a manager of Excelsior Buyout Investors LLC, Excelsior Absolute Return Fund of Funds, LLC and Excelsior LaSalle Property Inc.	5

*
The “Fund Complex” consists of the Company, Excelsior Absolute Return Fund of Funds, LLC, Absolute Return Fund of Funds Master Fund, LLC, Excelsior Buyout Investors, LLC and Excelsior LaSalle Property Fund, Inc.

Set forth below is the name and certain biographical information for the Company’s other executive officers, as reported by them to the Company.

Officers of the Company

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
James D. Bowden Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02110 Age: 56	President/ CEO	Since Inception	Managing Director and Senior Vice President of Bank of America Capital Advisors LLC (since 1998).	N/A

Officers of the Company

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen

Matthew J. Ahern Bank of America Capital Advisors LLC 100 Federal Street Boston, MA 02110 Age: 40	Senior Vice President	Since inception	Senior Vice President and Director, Alternative Investment Group, Bank of America (12/02 to present).	N/A

Steven L. Suss Bank of America c/o UST Advisers, Inc. 225 High Ridge Road Stamford, CT 06905 Age: 50	Treasurer/ Chief Financial Officer	Since inception
Chief Financial Officer, Alternative Investment Group, Bank of America (7/07 to present); Director (4/07 to present), Senior Vice President (7/07 to present), and President (4/07 to 6/07) of UST Advisers, Inc.; Senior Vice President of U.S. Trust’s Alternative Investment Division (4/07 to 6/07); Chief Financial Officer and Chief Compliance Officer, Heirloom Capital Management, L.P. (5/02 to 9/06); Vice President and Chief Financial Officer, Westway Capital LLC (9/97 to 1/02).
N/A

Marina Belaya Bank of America 114 W. 47th Street New York, NY 10036 Age: 42	Secretary	Since inception
Assistant General Counsel, Bank of America (7/07 to present); Vice President and Senior Attorney of U.S. Trust (2/06 to 6/07); Vice President, Corporate Counsel, Prudential Financial (4/05 to 01/06); Associate, Schulte Roth & Zabel LLP (09/02 to 03/05).
N/A

Officers of the Company

(1) Name, Address and Age	(2) Position(s) Held with the Company	(3) Term of Office/ Length of Time Served	(4) Principal Occupation(s) During Past 5 Years and Other Directorships Held	(5) Number of Portfolios in Fund Complex Overseen
Robert Zakem Merrill Lynch & Co. 2 World Financial Center 225 Liberty Street, 37th FL New York, NY 10281 Age: 51	Chief Compliance Officer	Since June 2009
GWIM Risk and Compliance Senior Executive, Bank of America Corp. (3/09 to present); Managing Director, Business Risk Management, Merrill Lynch & Co., Inc. (8/06 to 2/09); Executive Director, Head of Fund Services - US, UBS Financial Services, Inc. (12/04 to 07/06); Senior Vice President and General Counsel, AIG SunAmerica Asset Management Corp. (04/93 to 12/04).

N/A

The following table sets forth certain information regarding the compensation received by the Independent Managers for the fiscal year ended March 31, 2009 from the Company and from all investment companies for which the Investment Adviser or an affiliated person of the Investment Adviser serves as investment adviser (the “Fund Complex”). No compensation is paid by the Company to Managers who are “interested persons,” as defined by the 1940 Act, of the Company.

(1) Name of Person, Position	(2) Aggregate Compensation from the Company	(3) Pension or Retirement Benefits Accrued as Part of Company Expenses	(4) Estimated Annual Benefits Upon Retirement	(5) Total Compensation from Fund Complex Paid to Managers*
Virginia G. Breen, Manager	$17,750	0	0	$124,000	(5)
Jonathan B. Bulkeley, Manager	$15,250	0	0	$117,500	(5)
Thomas F. McDevitt, Manager	$14,750	0	0	$117,750	(5)

*
The total compensation estimated to be paid to such persons by the Company and Fund Complex for the calendar year ended December 31, 2009. The parenthetical number represents the number of investment companies (including the Company) from which such person receives compensation.

Currently, the Independent Managers are each paid an annual retainer of $5,000 ($6,000 for the Chairperson of the Board and $500 for the Chairperson of the Audit Committee) and per-meeting fees of: $2,000 for in-person attendance at quarterly meetings of the Board ($2,500 for the Chairperson of the Board); $1,000 for telephone participation at a quarterly Board meeting or for participation at a telephonic special meeting of the Board; and $750 for each Audit Committee meeting (whether held in-person or by telephone). The Independent Managers are also reimbursed for travel-related expenses. The Board does not have a compensation committee.

Committees

The Board has formed an Audit Committee currently composed of three Independent Managers, the functions of which are: (1) to oversee the Company’s accounting and financial reporting policies and practices, its internal controls and, as the Audit Committee may deem necessary or appropriate, the internal controls of certain of the Company’s service providers; (2) to oversee the quality and objectivity of the Company’s financial statements and the independent audit of those statements; (3) to assist the Board in selecting the Company’s independent registered public accounting firm, to directly supervise the compensation and performance of such independent registered public accountants and generally to act as a liaison between the independent registered public accountants and the Board; and (4) to review and, as appropriate, approve in advance non-audit services provided by such independent registered public accountants to the Company, the Investment Adviser, and, in certain cases, other affiliates of the Company.

The Board has formed a Valuation Committee, currently composed of three Independent Managers, whose function, subject to the oversight of the Board, is to review the Company’s valuation methodologies, valuation determinations and any relevant information provided to the Valuation Committee by the Investment Adviser. The Valuation Committee will act in accordance with the Company’s valuation procedures.

ITEM 9.1(b)

Investment Adviser

Bank of America Capital Advisors LLC serves as the Investment Adviser to the Company. U.S. Trust Hedge Fund Management, Inc., or one of its affiliates, serves as the Special Member of the Company.

The Investment Adviser was created in 1998 principally to serve as an investment manager and advisor for third-party investors and Bank of America affiliates desiring investments in the private equity asset class. The Investment Adviser is registered as an investment adviser under the Advisers Act.

The Investment Adviser, subject to supervision by the Board, has overall responsibility for the investment selection, management and operation of the Company, pursuant to an investment advisory agreement between the Company and the Investment Adviser (the “Investment Advisory Agreement”). The Investment Adviser may, at its discretion, enter into agreements with its affiliates or third parties (“Consultants”) to provide the Investment Adviser with investment research, analytical data due diligence, and/or other consulting services, which the Investment Adviser may use in evaluating prospective Portfolio Funds and in monitoring the strategies and investment performance of the managers to the Portfolio Funds. A Consultant may make recommendations as to the selection of Portfolio Funds for investment by the Company; however, the determination of the Portfolio Funds in which the Company invests is made solely by the Investment Adviser. Fees payable to the Consultants, if any, are paid by the Investment Adviser and are not borne by the Company.

The Investment Adviser is part of Global Wealth & Investment Management ("GWIM"), a division of Bank of America which provides qualified clients with a range of alternative asset products.  GWIM is the wealth and investment management division of Bank of America, which serves, among others, affluent, wealthy, ultra wealthy and institutional clients.  As of September 30, 2009, GWIM entities managed total client assets of $739.8 billion, which include assets under discretionary management and certain non-discretionary wrap assets.

Bank of America, a Delaware corporation headquartered in Charlotte, North Carolina, is a bank holding company and a financial holding company and is one of the world's largest financial institutions, serving individual consumers, small and middle market businesses and large corporations with a full range of banking, investing, asset management and other financial and risk-management products and services.  Bank of America services more than 59 million consumer and small business relationships with more than 6,100 retail banking offices and more than 4 million small business owners through a suite of online products and services. The company serves clients in more than 150 countries and has relationships with 99 percent of the U.S. Fortune 500 companies and 83 percent of the Fortune Global 500.  Bank of America stock is a component of the Dow Jones Industrial Average and is listed on the New York Stock Exchange.

The Investment Advisory Agreement was initially approved by the Board (including a majority of the Independent Managers) at a meeting held in person on October 17, 2007, and was also approved on such date by the then sole Member of the Company. The Investment Advisory Agreement is effective as of October 29, 2007 and is terminable without penalty, on 60 days’ prior written notice: by the Board of Managers; by vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; or by the Investment Adviser. After the initial term of two (2) years, the Investment Advisory Agreement may continue in effect from year to year if such continuance is approved annually by either the Board or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Company; provided that in either event the continuance is also approved by a majority of the Independent Managers by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder. The Investment Advisory Agreement also provides that if the Investment Advisory Agreement is terminated, for any reason, the Special Member (or an affiliate) will still be entitled to collect the carried interest, if any, for any investments made during the term of the Investment Advisory Agreement.

The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company, the Investment Adviser and any member, director, officer or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representative, will not be liable to the Company for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services to the Company. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Company or the Investment Adviser, or any member, director, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arise in connection with the performance of services to the Company, provided that the liability or expense is not incurred by reason of the person’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Company.

ITEM 9.1(c)

Portfolio Management

The private equity investment management team (the “Investment Management Team”) is responsible for the day-to-day management of the Company and serves as the day-to-day interface with sponsor firms. Prior to making an investment on behalf of the Company, each member of the Investment Management Team must endorse the proposed investment. The team also has responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The senior members of the Investment Management Team include Matthew J. Ahern and James D. Bowden, whose biographies are listed below, and are supported by a team of associates and analysts.

Matthew J. Ahern, Director and Senior Vice President of the Investment Adviser. Mr. Ahern joined the Investment Adviser in 2004 via Fleet Bank’s Private Equity Portfolio (“PEP”) Funds group, which he joined in 2002. His responsibilities include evaluating potential private equity fund investments, documenting and closing new investments, and actively managing numerous Investment Adviser relationships for the benefit of third party investors. Mr. Ahern also has a leading role in assessing the performance, and providing key analysis regarding the Investment Adviser’s current and prospective underlying funds and direct investments. Prior to joining Fleet Bank, Mr. Ahern was a Director of Capitalyst Ventures, a seed stage venture capital fund with offices in Boston and Washington D.C., where he led the firm’s investment strategy efforts and was a member of the investment committee. Prior to launching that firm, he spent a year as a Financial Analyst in an M.B.A. private equity training program at HarbourVest Partners, an international private equity fund of funds group. Mr. Ahern holds a B.A. from Boston University and an M.B.A. in Entrepreneurship and Finance from Babson College, summa cum laude.

James D. Bowden, Managing Director and Senior Vice President of the Investment Adviser. Mr. Bowden has been involved with the private equity industry for the last thirteen years. He joined the Investment Adviser in 1998 to form the group and to manage Bank of America’s private equity fund of funds business. In that capacity he has acted as the primary investment strategist for various private placement offerings and client advisory activities associated with the private equity asset class. He has led private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the business. He is a frequent speaker before private equity industry groups and asset management organizations concerning issues associated with investing in private equity, and is a member of the Advisory Board of Private Equity Center of the American Graduate School of International Management. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. From 1993 to 1998, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. He continued in that capacity after Continental Bank merged with Bank of America, until he joined the Investment Adviser. From 1988 to 1993, Mr. Bowden was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds. His career focused on commercial lending and problem loan workouts prior to joining Coopers & Lybrand, with work at Continental Bank from 1985 to 1988, Citicorp from 1980 to 1985 and American National Bank of Chicago from 1977 to 1980. He received his MBA and BBA degrees from the University of Michigan in 1977 and 1975, respectively. Mr. Bowden is a Certified Public Accountant.

Matthew J. Ahern and James D. Bowden (collectively, the “Portfolio Management Team”) are responsible for the day-to-day management of the Company’s portfolio, subject to such policies as may be adopted by the Board. All members of the Portfolio Management Team must agree on the investment decision in order for a Portfolio Fund to be added to the Company’s portfolio.

The biographies of the members of the Portfolio Management Team were previously provided.

ITEM 9.1(d)

Administrator

The Company has entered into an Administration Agreement (the “Administration Agreement”) with J.D. Clark & Company (the “Administrator”). Pursuant to the Administration Agreement, the Administrator performs certain services for the Company, including, among other things: (i) maintaining the register of Members of the Company; (ii) preparing Schedule K-1s and supplemental schedules; (iii) calculating and disseminating the NAV of the Company; (iv) preparing and maintaining Company’s financial and accounting records and statements; (v) calculating any advisory fees and/or carried interest due; and (vi) preparing, sending, and following up on any drawdown notices to Members.

In consideration of these services, the Company pays a fee to the Administrator, on a quarterly basis, within ten days after the end of each calendar quarter, that is the greater of (i) $20,000 or (ii) fees calculated according to the following schedule:

Net Assets Under Management (“NAUM”)	Quarterly Fee per Fund (as of the first day of such calendar quarter)
On the first $75 million	0.02500%
On the next $75 million	0.01875%
On NAUM above $150 million	0.01250%

The maximum fee due and payable by the Company to the Administrator shall be no more than $125,000 per quarter, subject to an annual upward revision as of each January 1 equal to the prior maximum fee per quarter multiplied by a factor equal to one plus the inflation rate for the preceding calendar year. The Administrator also serves as the transfer agent for Interests. The Administrator provides administrative and accounting services to private investment funds and funds of funds.

In determining the NAV of the Company, the Administrator will follow the valuation policies and procedures adopted by the Company. If and to the extent that the Investment Adviser is responsible for or otherwise involved in the pricing of any of the Company’s assets, the Administrator may accept, use and rely on such prices in determining the NAV of the Company and will not be liable to the Company, any Member, the Investment Adviser or any other person in so doing. The Administrator will not be responsible or liable for the accuracy of information furnished by other persons to it and/or the Company. The Administrator is not responsible for any investment decisions of the Company or the effect of such investment decisions on the performance of the Company. The Administrator in no way acts as guarantor or offeror of Units or any underlying investment of a Company, nor is it responsible for the actions of the Company’s sales agents or the Investment Adviser. The Administrator will not be responsible for monitoring any investment restrictions or compliance with the investment restrictions and therefore will not be liable for any breach thereof.

The Administration Agreement will be for an indefinite term. However, the Administration Agreement is subject to termination by the Administrator or the Company upon 60 days’ prior written notice, or immediately in certain other circumstances specified therein.

ITEM 9.1(e)

Custodian

PFPC Trust Company (the “Custodian”) serves as the custodian of the assets of the Company, and may maintain custody of such assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies). Assets of the Company are not held by the Investment Adviser or commingled with the assets of other client accounts, except to the extent that securities may be held in the name of the Custodian or a subcustodian in a securities depository, clearing agency or omnibus client account. The Custodian’s principal business address is 8800 Tinicum Blvd., 3rd Floor, Philadelphia, PA 19153.

ITEM 9.1(f)

The following summarizes the amounts and types of fees payable by the Company and the treatment of fund expenses in connection with the operation of the Company.

Placement Fees (Sales Load)

In connection with the subscription, certain Investors shall be required to pay a placement fee to Merrill, Lynch, Pierce, Fenner & Smith Incorporated as follows: (i) 2% of the Commitment amount if such Investor’s Commitment is less than $250,000 or less; or (ii) 1% of the Commitment amount if such Investor’s Commitment is equal to or greater than $250,000.

There is no placement fee for purchases of Interests:

1.	by or on behalf of accounts for which the Placement Agent (as defined below) or the Investment Adviser or one of their affiliates acts in a fiduciary, advisory, custodial or similar capacity; or

2.	by individuals who are employees of Bank of America at the time of their Commitment.

To receive a placement fee waiver in accordance with the above provisions, Investors must, at the time of purchase, give the Placement Agent sufficient information to permit confirmation of the qualification. Placement fee amounts, if any, are in addition to the Commitments made and are due upon acceptance by the Company.  Merrill, Lynch, Pierce, Fenner & Smith Incorporated  serves as the placement agent to the Company (the “Placement Agent”).

Advisory Fees

In consideration of the advisory and other services provided by the Investment Adviser, the Company shall pay the Investment Adviser a fee of 1.5% on Commitments (the “Advisory Fee”) with annual 10% step-down starting on the third anniversary of the final closing and continuing until the Advisory fee reaches 0.25%.  Under the Advisory Fee structure, assuming that the Company would continue its existence pursuant to the LLC Agreement until the twelfth anniversary (the “Anniversary”) of the final closing, the total Advisory Fee expected to be paid by the Company from the initial closing until the Anniversary will be 12.77% of total Commitments, which equals to an average of 0.95% per annum.  The Advisory Fee (which was amended by the Board, including a majority of the Independent Managers, on September 11, 2009) will not exceed the original advisory fee of $2 million per annum plus a variable fee of 0.65% of the Company’s net asset value (exclusive of assets held in cash and cash equivalents) per annum.

The advisory fee is payable, in arrears on the 10th business day after the end of the quarter.  No advisory fees will be paid by the Company until the final closing.  The Advisory Fee will not exceed the original advisory fee of $2 million per annum plus a variable fee of 0.65% of the Company’s net asset value (exclusive of assets held in cash and cash equivalents) per annum.  In addition, an affiliate of the Investment Adviser will receive a carried interest of 10% (See “Allocation of Profit and Loss; Distributions” below).

Company Expenses

The Investment Adviser bears all of its own costs incurred in providing investment advisory and administrative services to the Company, including preliminary due diligence investigations of potential investments. The Investment Adviser bore all of the Company’s organizational expenses, expenses relating to the offer and sale of Units (except the commitment fees), and all Company expenses through the final closing.

The Company will bear all advisory fees and carried interest paid to the Investment Adviser and/or Special Member, accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses, custody and escrow fees and expenses; the costs of any errors and omissions / directors and officers liability insurance or any fidelity bond; all costs and charges for equipment or services used in communicating information regarding the Company’s transactions among the Investment Adviser and any custodian or other agent engaged by the Company; expenses (including financing, due diligence, travel and other costs) related to the holding, monitoring, follow-on investments and disposition of the Portfolio Funds; interest expenses; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board. The Company will also indirectly bear the management fees of the Portfolio Funds, as well as carried interest allocations in such Portfolio Funds; investment-related expenses and other expenses, including, but not limited to, non-investment related interest expense and fees and disbursements of attorneys and accountants engaged on behalf of the Portfolio Fund. Drawdowns from Investors or distributions from Portfolio Funds may be used to fulfill obligations (including, but not limited to, the payment of any interest due) under any credit facility.

Generally, the Portfolio Funds are expected to have management fees of approximately 1.0% to 2.5% of the Portfolio Fund’s commitments and carried interest allocations of 20% to 30% of the Portfolio Fund’s profits.

Allocation of Profit and Loss; Distributions

The Company maintains a separate capital account for each Member that contributes capital to the Company. The initial balance of a Member’s capital account will equal the amount of the initial drawdown of the Member’s Commitment to the Company and will be adjusted to reflect any additional drawdowns and distributions. For purposes of calculating an Investor’s capital account, each drawdown against committed capital will be treated as a separate investment. The net profits or net losses of the Company are credited to or debited against the capital accounts of Member as of the end of each fiscal period in accordance with their respective investment percentages for the period. Each Member’s investment percentage is determined each fiscal period in a manner reflecting the distribution provisions of the Company Agreement.

Distributions from the Company are made as follows: (i) to the Members (including the Special Member) until they have received a 125% return of all drawn Commitments and (ii) then a 90%/10% split between the Members and the Special Member, respectively. The Special Member will not receive any of the carried interest that it may have earned until after the fourth anniversary of the final closing (the anticipated time frame in which all, or substantially all, of the Commitments that the Company intends to invest will have been drawn). For example, assume an investor makes Commitments of $100,000, of which 90% is drawn by the Company. Then the investor will need to receive $112,500 ($90,000 x1.25) in distributions before any carried interest is withheld. After that investor receives the $112,500 in distributions, all future distributions will be split between the investors (90%) and the Special Member (10%).

ITEM 9.1(g)	Not Applicable.

ITEM 9.2	Not Applicable.

ITEM 9.3

Before the commencement of the Company’s operations, the Investment Adviser (or an affiliate of the Investment Adviser) may have been deemed to control the Company. Before the commencement of the Company’s operations, as  sole member of the Company, David R. Bailin may have been deemed to be a control person of the Company. However, Mr. Bailin withdrew from the Company immediately preceding the commencement of operations of the Company.

ITEM 10.  CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES.

ITEM 10.1.

The Company is organized as a limited liability company under the laws of the State of Delaware and intends to be classified as a partnership for income tax purposes. The beneficial interest in the Company shall be divided into interests (the “Interests” or “Units”). The number of Interests in the Company shall be unlimited. All Interests issued by the Company shall be fully paid and nonassessable. Interest holders shall have no preemptive or other rights to subscribe to any additional Interests or other securities issued by the Company. The Company will establish on its books a separate capital account (a “Capital Account”) in respect of each Investor. Net profits and net losses of the Company for each quarter are allocated on the last business day of that quarter (or at such other times as the Board, in its discretion, may determine) among the Capital Accounts maintained for Investors in proportion to the relative balances in such Capital Accounts. The Company will make distributions as received from Portfolio Funds in accordance with Capital Accounts distributions. An investment in the Company involves substantial restrictions on liquidity and its Interests are not freely transferable. There is no market for the Interests, and no market is expected to develop. Consequently, Investors may be unable to redeem or liquidate their Interests.

Investors in the Company must be “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act, and “qualified clients” as defined in Rule 205-3 under the Advisers Act. The Investment Adviser may decline to admit any Investor. Interests may not be purchased by nonresident aliens, foreign corporations, foreign partnerships, foreign trusts or foreign estates, all as defined in the Internal Revenue Code of 1986, as amended. Investors generally will be required to represent to the Company that such Investor:

•	is investing in the Company for its own account, for investment purposes only, and not with a view to distribute Units;

•	is a sophisticated Investor capable of evaluating the risks and merits of an investment in the Company;

•	has had access to sufficient information needed to make an investment decision about the Company;

•	can tolerate illiquidity, which is characteristic of privately placed securities in general and this investment in particular;

•	satisfies the standards of an “accredited investor” as set forth in Regulation D under the Securities Act; and

•	satisfies the “qualified client” standards of Rule 205-3 under the Advisers Act.

Summary Of Company Agreement

The following is a summary description of additional items and of select provisions of the Company Agreement. The description of such items and provisions is not definitive and reference should be made to the complete text of the form of Company Agreement contained as an exhibit.

Liability of Members

Members of the Company are members of a limited liability company as provided under Delaware law. Under Delaware law and the Company Agreement, a Member is liable for the debts and obligations of the Company only to the extent of its capital commitments and any contributions to the capital of the Company (plus any accretions in value thereto prior to withdrawal) and a Member, in the discretion of the Board, may be obligated to satisfy withholding tax obligations with respect to such Member.

Duty of Care

The Company Agreement provides that neither the Managers nor, if applicable, the Investment Adviser (including certain of its affiliates, among others) shall be liable to the Company or any of its Members for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misconduct, bad faith, gross negligence or reckless disregard of their duties. The Company Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Managers by the Company, but not by the Members individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Company. A Manager will not be personally liable to any Member for the repayment of any balance in such Member’s capital account or for contributions by such Member to the capital of the Company or by reason of any change in the federal or state income tax laws applicable to the Company or its Members. The rights of indemnification and exculpation provided under the Company Agreement do not provide for indemnification of a Manager for any liability, including liability under federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Power of Attorney

By investing and by signing the Company Agreement (which each Member will do by virtue of signing a Member certification form), each Member appointed each of the Managers and its designees as such Member’s attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuation of the Company as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Company or the Company Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Company.

Dissolution and Liquidation

The Company will be dissolved upon the occurrence of any of the following:

•	the expiration of its term, except as otherwise extended pursuant to the Company Agreement;

•	upon the affirmative vote by the Managers, subject, to the extent required by the 1940 Act, to the consent of the Members;

•	the sale or other disposition at any one time of all or substantially all of the assets of the Company; and

•	dissolution required by operation of law.

Upon the occurrence of any event of dissolution, the Managers or a liquidator acting as such under appointment by the Managers are charged with winding up the affairs of the Company and liquidating its assets. Net profits or net losses during the fiscal period including the period of liquidation will be allocated as described in the Company Agreement.

Upon the dissolution of the Company, its assets are to be distributed to Members in accordance with the positive balance in their respective capital accounts, after providing for all obligations of the Company.

Voting

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Managers. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would normally be entitled to vote, including the election of Managers, approval of the Company’s agreement with any investment adviser to the Company, and certain other matters, to the extent that the 1940 Act requires a vote of Members on any such matters. Except for the exercise of their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act for or bind the Company.

Reports to Members

The Company will furnish to Members, as soon as practicable after the end of each taxable year, financial statements and such information as is necessary for them to complete their income tax or information returns, along with any other tax information required by law. The Company will not be able to provide final K-1s to Members for any given tax year until significantly after April 15 of the following year. The Company will provide Schedule K-1s as soon as practicable after it receives all necessary information.

Fiscal Year

The Company’s fiscal year for financial reporting purposes is the 12-month period ending on March 31. The Company’s taxable year is the 12-month period ending December 31.

ITEM 10.2.	Not applicable.

ITEM 10.3.	Not applicable.

ITEM 10.4.

The Company intends to be classified as a partnership and not as an association taxable as a corporation for federal tax purposes or a “publicly traded partnership” taxable as a corporation. Accordingly, the Company should not be subject to federal income tax, and each Member will be required to report on its own annual tax return such Member’s share of the Company’s taxable income or loss.

If it were to be determined that the Company should be treated as an association or a publicly traded partnership taxable as a corporation, the taxable income of the Company may be subject to corporate income tax and any distributions of profits from the Company would be treated as dividends.

ITEM 10.5.

After the date of filing of this Registration Statement, the Interests will be issued to Members of the Company.

ITEM 10.6.	Not applicable.

ITEM 11.	Not applicable.

ITEM 12.	Not applicable.

ITEM 13.	Not applicable.

PART B

Part B of this Registration Statement should be read in conjunction with Part A. Capitalized terms used in this Part B and not otherwise defined have the meanings given them in Part A of this Registration Statement.

ITEM 14.	Not applicable.

ITEM 15.	Not applicable.

ITEM 16.	Not applicable.

ITEM 17.	INVESTMENT OBJECTIVE AND POLICIES.

Part A of this Registration Statement contains basic information about the investment objective, policies and limitations of the Company.

ITEM 18.	MANAGEMENT.

Information about the managers and officers of the Company, their roles in the management of the Company, the compensation of the Managers, and the committees of the Company is included in Part A of this Registration Statement.

The Investment Adviser and its affiliates (and the directors/trustees, officers and employees) may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of the Company. As a result of differing trading and investment strategies or constraints, positions may be taken by these parties that are the same, different from or made at different times from positions taken for the Company. To lessen the possibility that the Company will be adversely affected by this personal trading, the Company and the Investment Adviser has each adopted a code of ethics (each, a “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Company’s portfolio transactions. The Codes of Ethics for the Company and the Investment Adviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. The Code of Ethics also is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Company except that the Company may, in accordance with rules under the 1940 Act, engage in transactions with accounts that are affiliated with the Company as a result of common officers, directors/trustees, advisers or managing general partners. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Company to purchase and another client to sell, or the Company to sell and another client to purchase, the same security or instrument on the same day.

Personnel of the Investment Adviser serve as portfolio managers to certain clients and registered and unregistered investment companies that may utilize an investment program that is substantively similar to that of the Company. In addition, the Investment Adviser currently serves, or may in the future serve, as investment advisers to other registered investment companies, unregistered investment companies or accounts (including proprietary accounts), some of which provide for incentive compensation (such as performance fees). Consequently, the Investment Adviser’s investment management activities may present conflicts between the interests of the Company and those of the Investment Adviser, and, potentially, among the interests of various accounts managed by the Investment Adviser principally with respect to allocation of investment opportunities among similar strategies.

Future investment activities of the Investment Adviser and its affiliates and its principals, partners, director/trustees, officers or employees may give rise to conflicts of interest other than those described above.

Each Member has the right to cast a number of votes equal to the number of Interests held by such Member at a meeting of Members called by the Company’s Managers. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including certain elections of a Manager and approval of the Investment Advisory Agreement, in each case to the each case to the extent that voting by shareholders is required by the 1940 Act. Notwithstanding their ability to exercise their voting privileges, Members in their capacity as such are not entitled to participate in the management or control of the Company’s business, and may not act or bind the Company.

The Company may limit its investment position (combined with other investment positions of certain of its affiliates) in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the SEC (or assurances from the SEC staff) under which the Company’s contribution and withdrawal of capital from a Portfolio Fund in which the Company and certain of its affiliates hold 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Company is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from the 1940 Act provisions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Investment Adviser, the Company may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Company may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Company to limit its position, aggregated with the positions of certain of its affiliates, in any one Portfolio Fund, if investments in a Portfolio Fund by the Company and certain of its affiliates will equal or exceed 25% of the Portfolio Fund’s assets, or such lower percentage limit as may be determined by the Company in consultation with its counsel. These restrictions may be changed by the Board, subject to the limitations of applicable laws, rules or interpretations thereof.

The Company does not presently intend to invest in Portfolio Funds managed by the Investment Adviser or any of its affiliates; however, it may do so in the future, subject to obtaining such exemptions from the 1940 Act as may be necessary.

Proxy Voting Policies and Procedures. Under the 1940 Act, the Board has a right and an obligation to vote proxies relating to the Company’s securities as part of their general fiduciary obligations to the Company and its Members. Because of its investments in Portfolio Funds, the Company generally does not receive proxy solicitations. However, the Board has adopted the proxy voting policies and procedures of the Investment Adviser as the Company’s proxy voting policies and procedures. Subject to the Board’s oversight, the Company has delegated responsibility to vote any proxies the Company may receive to the Investment Adviser. The Investment Adviser’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to the Company in a manner that serves the best interests of the Company. A copy of the Investment Adviser’s proxy voting policies and procedures is attached as Appendix A to this Part B.

ITEM 19.	CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.

No officers or Managers of the Company currently own any of the outstanding Interests in the Company.

Before the commencement of the Company’s operations, Bank of America Capital Advisors LLC, 100 Federal Street, Boston, MA 02110 may have been deemed to control the Company. Before the commencement of the Company’s operation, as sole member of the Company, David R. Bailin may have been deemed to be a control person of the Company. However, Mr. Bailin withdrew from the Company immediately preceding the commencement of operation of the Company.

ITEM 20.	INVESTMENT ADVISORY AND OTHER SERVICES.

Information of the investment management and other services provided for or on behalf of the Company is contained in Part A of this Registration Statement.

PricewaterhouseCooper serves as the independent registered public accounting firm of the Company.

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts, 02111, acts as counsel to the Company, the Investment Adviser and certain of its affiliates.

Stroock & Stroock & Lavan LLP acts as counsel to the Independent Managers.

The Company is registered under the 1940 Act as a closed-end management investment company. The Company was formed as a limited liability company under the laws of the State of Delaware on February 2, 2007. The Company’s principal place office is located at 100 Federal Street, Boston, MA 02110. The telephone number is (866) 921-7951.

ITEM 21.	PORTFOLIO MANAGEMENT.

In addition to that provided below, other information may be found in Item 9 of Part A of this Registration Statement.

James D. Bowden

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
0	N/A	22	$2,024,389,385	0	N/A

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
0	N/A	17	$1,666,556,885	0	N/A

Matthew J. Ahern

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number	Total Assets	Number	Total Assets	Number	Total Assets
2	$211,620,000	23	$2,060,949,385	1	$13,050,602

Registered Investment Companies Managed		Pooled Vehicles Managed		Other Accounts Managed
Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
2	$211,620,000	17	$1,703,116,885	0	N/A

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Company, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others that could result in other accounts outperforming the Company. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Company is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Company. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

Investment Opportunities May Be Allocated to Investment Adviser Affiliates. Affiliates of the Investment Adviser may be interested in some of the same investment opportunities as the Investment Adviser. Accordingly, an affiliate of the Investment Adviser may make an investment that would otherwise be appropriate for the Company. As among the Company and the Investment Adviser’s other fund of funds vehicles or other clients, investment opportunities presented to the Investment Adviser will be allocated in a fair and equitable manner among the Investment Adviser’s existing clients. Opportunities that are suitable for more than one of the Investment Adviser’s fund of funds vehicles, including the Company, or other clients and for which there is insufficient capacity to fulfill each fund of funds vehicle’s or other client’s need, will be allocated among such clients pro rata in proportion to its amount available to invest in such opportunity.

The Company may invest in underlying funds in which the Investment Adviser and/or its affiliates (including, to the extent permitted by applicable law, other fund of funds products that have been or may be established by the Investment Adviser and/or its affiliates) has an investment, and the Investment Adviser and/or its affiliates may invest in Portfolio Funds in which the Company has made an investment. The Board has adopted procedures governing the co-investment in securities acquired in private placements with certain clients of the Investment Adviser.

The Investment Adviser may aggregate or bunch orders for its clients, including the Company, and to aggregate such orders with those for clients of affiliates when it is determined that it is in the best interests of its clients. However, in order to avoid even the appearance that all participants in the aggregation are not treated fairly and equitably, the Investment Adviser has adopted procedures governing the aggregation of orders and their subsequent allocation to participating accounts.

The Investment Adviser is not obligated, however, to invest for the Company in any underlying fund that Bank of America, or its affiliates, may acquire for its or their own accounts if the Investment Adviser concludes that it is not in the best interests of the Company to acquire a position in such underlying fund. The investors in the Company will not benefit from investments made by Bank of America and its other affiliates.

Each member of the Portfolio Management Team is a senior executive from business units within GWIM. As such, the compensation packages for the members on the Portfolio Management Team are composed of the same components used with all Bank of America senior executives: base salary, annual incentive performance bonus and equity awards. There is no direct link between any member’s specific compensation and the Company’s investment performance.

In determining the base salaries, Bank of America intends to be competitive in the marketplace and ensure salaries are commensurate with each member’s experience and ultimate responsibilities within each member’s respective business unit. Bank of America regularly evaluates base salary levels with external industry studies and analysis of industry trends.

Each Portfolio Management Team member’s annual bonus and equity awards are discretionary awards distributed after measuring each member’s contributions against quantitative and qualitative goals relative to their individual business responsibilities. Quantitative goals are relative to the individual’s business unit, and are not directly related to the performance of the Company or any other portfolio relative to any benchmark, or to the size of the Company. An example of a quantitative measure is associate turnover ratio. Qualitative measures may include staff management and development, process management (ex: adherence to internal and external policies), business management and strategic business input to the business platform.

As of the date of this Registration Statement, no one member of the Portfolio Management Team owns Interests.

ITEM 22.	BROKERAGE ALLOCATION AND OTHER PRACTICES.

Each Portfolio Fund’s manager is directly responsible for placing orders for the execution of portfolio transactions for the Portfolio Fund that it manages and for the allocation of brokerage. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On many foreign stock exchanges, commissions are fixed. No stated commission is generally applicable to securities traded in over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups. In selecting brokers and dealers to execute transactions on behalf of a Portfolio Fund, it is expected that each Portfolio Fund manager will generally seek to obtain the best price and execution for the transactions, taking into account factors, such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Portfolio Fund manager generally will seek reasonably competitive commission rates, a Portfolio Fund manager will not necessarily pay the lowest commission available on each transaction. The Portfolio Fund managers will typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities.

Brokerage practices adopted by Portfolio Fund managers with respect to Portfolio Funds may vary and will be governed by each Portfolio Fund’s organizational documents.

Consistent with the principle of seeking best price and execution, a Portfolio Fund manager may place orders for a Portfolio Fund with brokers that provide the Portfolio Fund manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Portfolio Fund managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Portfolio Fund managers or their affiliates in providing services to clients other than the Portfolio Funds. In addition, not all of the supplemental information is necessarily used by a Portfolio Fund manager in connection with the Portfolio Fund it manages. Conversely, the information provided to a Portfolio Fund manager by brokers and dealers through which other clients of the Portfolio Fund manager or its affiliates effect securities transactions may be useful to the Portfolio Fund manager in providing services to the Portfolio Fund.

Based on representations in the Portfolio Funds’ offering documents, the Company generally believes that Portfolio Funds will follow practices similar to those described above. The Company has no control over Portfolio Fund brokerage arrangements or operations and there is a risk of Portfolio Fund misconduct.

ITEM 23.	TAX STATUS.

The following is a summary of certain aspects of the income taxation of the Company that should be considered by an Investor. The Company has not sought a ruling from the Internal Revenue Service or any other federal, state, or local agency with respect to any of the tax issues affecting the Company. Further, the Company has not obtained an opinion of counsel with respect to any federal tax issues other than the characterization of the Company as a partnership for federal income tax purposes.

This discussion is based on the Company’s intended plan of operation applying the federal income tax laws as currently in effect as contained in the Internal Revenue Code (“Code”), Treasury Regulations, and relevant judicial decisions and administrative guidance. The federal tax laws are subject to change, and any such change may materially affect the tax consequences of an investment in the Company. Neither the Investment Adviser nor its

counsel has any continuing duty to advise the Company or any Member of any changes in the tax law that may affect any party or cause any part of this discussion to become inaccurate. No rulings or opinions of counsel (except as noted above with respect to the Company’s partnership status) have been or will be requested with respect to any tax-related matter discussed herein. There can be no assurance that the positions the Company takes on its tax returns will be accepted by the Internal Revenue Service (“IRS”). This discussion relates only to U.S. federal income taxes and not to any local, state or foreign taxes or U.S. federal taxes other than income taxes.

Because this discussion is a general summary, it does not address all aspects of federal income taxation that may be relevant to a particular investor in light of the Investor’s particular circumstances, nor does it address, unless explicitly noted (and only to the extent so noted), certain types of Investors subject to special treatment under the federal income tax laws, including but not limited to tax-exempt organizations, insurance companies, financial institutions, broker-dealers, dealers in securities or currencies, traders in securities that elect to use the mark-to-market method of accounting for their securities, Investors who are themselves partnerships or other pass-through entities for federal income tax purposes, regulated investment companies, real estate investment companies, real estate mortgage investment conduits, expatriates, persons liable for alternative minimum tax, persons whose “functional currency” is not the U.S. dollar, persons holding their investment as part of a hedging, constructive sale or conversion, straddle, or other risk-reducing transaction, and persons acquiring their interests in the Company in connection with the performance of services. Except as otherwise explicitly noted under “Non-U.S. Investors” below, this summary addresses only individual citizens or residents of the United States, corporations (including entities treated as corporations for U.S. Federal income tax purposes) organized under the laws of the United States, any state, or the District of Columbia, estates with income subject to United States federal income tax regardless of its source, or trusts subject to primary supervision by a United States court or for which United States persons control all substantial decisions.

Portions of this discussion address the ability of Investors to utilize items of loss or deduction allocated to them by the Company. Potential Investors are cautioned that the Company will not be operated for the purpose of generating tax deductions, losses, credits, or other benefits. Investors should not anticipate that an investment in the Company will yield items of deduction, loss, or credit to offset items of income or gain from other sources.

Potential Investors should consult with their own tax advisers in order to understand the federal, state, local and foreign income tax consequences of an investment in the Company.

The Company’s Tax Status

The Company intends to be treated as a partnership for federal income tax purposes, and the Company’s legal counsel will provide an opinion to Investors that the Company will be so treated. As a partnership, the Company will not be subject to federal income tax. Instead, each Member will be required annually to take into account its respective distributive share of the Company’s items of taxable income, gain, loss, deduction and credit, without regard to whether any distributions are made by the Company. Generally, ordinary income or loss earned or incurred by the Company will be ordinary income or loss to the Members, and capital gain or loss earned or incurred by the Company will be capital gain or loss to the Members. Distributive shares of income, gain, loss, deduction, and credit are allocated in accordance with the Company Agreement. The Company expects that such allocations will be respected by the IRS as either having “substantial economic effect” (and complying with other regulatory safe harbor provisions) or being determined in accordance with a “partner’s interest in the partnership.” However, the regulations regarding when allocations are respected for tax purposes are very complex, and there can be no assurance that the allocations described in the Company Agreement will be respected by the IRS.

Generally, distributions received by a Member from the Company (as opposed to allocations of taxable income or loss) will only be taxable to the extent a Member receives money in excess of the Member’s basis in its Company Interest. The Company expects to qualify as an “investment partnership” within the meaning of Section 731(c)(3)(C) of the Code as long as the Company does not actively and substantially participate in the management of any Portfolio Fund or hold 20 percent or more of the total capital and profits interests in any Portfolio Fund. If the Company does not so qualify, a Member receiving a distribution of marketable securities from the Company may recognize taxable gain to the extent the fair market value of the distributed securities plus any distributed money exceeds the Member’s basis in its Units. A Member selling appreciated securities distributed to it tax-free by the Company will generally recognize taxable gain based on the total appreciation in the value of the securities (subject to certain adjustments and exceptions in the case of a distribution in liquidation of a Member’s interest in the Company), including such appreciation that accrued while the securities were held by the Company.

The Company will file U.S. federal partnership information returns, reporting its operations for each fiscal year. The Company also will provide Members with statements to assist Members in determining and reporting on their federal income tax returns items of taxable income, gain, loss, deduction and credit arising from their investment in the Company. Because the Company must receive tax-reporting information from the Portfolio Funds and await the results of its annual audit before it can prepare such statements, the Company will not be able to provide tax-reporting statements to the Members until significantly after April 15 of each year. Members must be prepared to obtain extensions for filing their U.S. federal, state, and local income tax returns each year.

Investments in Portfolio Funds

The Company expects to invest in Portfolio Funds rather than directly engage in any business operations. The Company anticipates, but can provide no assurance that, the Portfolio Funds will be treated as partnerships for federal income tax purposes and will, in turn, invest in the equity or debt securities of portfolio companies. Assuming for the remainder of this discussion that this is so, the federal income tax consequences of the Company’s investment in a Portfolio Fund will depend heavily on the structure and other circumstances of the portfolio companies selected by Portfolio Funds. Beyond its ability to choose among Portfolio Funds in which to invest, the Company will have no control over the Portfolio Funds and their choice of investments. Therefore, Members must be prepared for allocations presenting a wide variety of federal income tax consequences.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as corporations, unlike those taxed as partnerships, such companies are subject to federal income tax and will report separately their income, gains, losses, deductions, and credits on their own tax return. Interest or dividends earned from such portfolio companies will generally be ordinary income. Generally, the federal income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor or trader (i.e., realizing capital gains or losses), or a dealer (i.e., realizing ordinary income or loss) for tax purposes.

To the extent Portfolio Funds invest in domestic portfolio companies taxed as partnerships, such portfolio companies, like the Company itself, will not be subject to federal income tax. The Portfolio Funds, and indirectly the Company and the Members themselves, must take into account for tax purposes a distributive share of such a portfolio company’s items of taxable income, gain, loss, deduction, and credit without regard to whether the portfolio company ever makes distributions. Moreover, the Portfolio Funds, Company, and Members will be deemed engaged in any trade or business carried on by a portfolio company taxed as a partnership. As noted above, the federal income tax consequences of a Portfolio Fund’s disposition of investments in domestic portfolio companies will depend on whether the Portfolio Fund is treated as an investor, trader, or a dealer for tax purposes. In addition, when disposing of a domestic portfolio company treated as a partnership, gain or loss attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) that might otherwise be capital gain will instead be ordinary income or loss.

To the extent the Portfolio Funds invest in foreign entities, the tax consequences will vary widely depending on the jurisdiction and structure of the portfolio company. Foreign portfolio companies treated as corporations for U.S. federal income tax purposes may be classified as “controlled foreign corporations” or “passive foreign investment companies” under the Code, subject to a variety of unfavorable federal income tax consequences, including but not limited to accelerating the timing of taxable income to the Members or altering the character (i.e., ordinary vs. capital gain) of a Member’s income. Gains or losses from certain foreign currency transactions attributable to exchange rate fluctuations are treated as ordinary income or loss. In addition to taxing the portfolio company’s operations, foreign jurisdictions may impose withholding taxes on dividends, interest, or other payments to the Portfolio Funds. Subject to numerous limitations, Members may be entitled to a credit or deduction for their share of such withholding taxes and certain other foreign taxes incurred by the Portfolio Funds or the Company.

Portfolio Funds and their portfolio companies may engage in business in, otherwise derive income from, and in general be subject to taxing authority in numerous state, local, and foreign jurisdictions. Members, by virtue of their participation in the Company, may be subject to tax payment and reporting obligations in such jurisdictions under their widely varying rules and regulations. Each Investor should consult an independent adviser regarding how an investment in the Company may affect his, her, or its state, local, and foreign tax payment and reporting obligations.

Net Asset Valuation

The Company will compute its NAV as of the last business day of each quarter after it has received reports from the Portfolio Funds related to that quarter and at such other times as deemed appropriate by the Valuation Committee of the Board on the advice of the Valuation Agent (as defined below). In determining its NAV, the Company will value its investments as of such quarter-end. The NAV of the Company will equal the value of the total assets of the Company, including the value of its investments in Portfolio Funds, less all of its liabilities, including accrued fees and expenses. The NAV per Unit of the Company will equal the NAV of the Company divided by the number of outstanding Units of the Company.

The Board and the Valuation Committee have approved procedures pursuant to which the Company will value its investments in Portfolio Funds at fair value. The Board has delegated to the Company's investment adviser, administrator, fund accounting agent or other appropriate service provider as determined by the Board (the "Valuation Agent"), general responsibility for determining, in accordance with these procedures, the value of the assets held by the Company.  In accordance with these procedures, fair value as of each quarter-end ordinarily will be the value determined as of such quarter-end for each Portfolio Fund in accordance with the Portfolio Fund’s valuation policies and reported at the time of the Company’s valuation. As a general matter, the fair value of the Company’s interest in a Portfolio Fund will represent the amount that the Company could reasonably expect to receive from a Portfolio Fund if the Company’s interest were redeemed at the time of valuation (although it is not generally expected that the types of Portfolio Funds in which the Company may invest will provide the Company with redemption rights), based on information reasonably available at the time the valuation is made and that the Company believes to be reliable. In the event that a Portfolio Fund does not report a quarter-end value to the Company on a timely basis, then the Portfolio Fund shall be valued at its fair value in accordance with the following procedures.  In determining fair value, the Valuation Agent shall, in the exercise of good faith, recommend a value for such Portfolio Fund for approval by the Valuation Committee that it reasonably believes represents the amount the Company could reasonably expect to receive from the Portfolio Fund if the Company were able to redeem its interests in the Portfolio Fund at that time.  Such recommended value shall consider the most recent reported value by the Portfolio Fund as well as any other relevant information reasonably available at the time the Company values its portfolio.  In making such a recommendation and approving a valuation, the Valuation Agent and the Valuation Committee, respectively, will consider any factors that it believes may be relevant.

Prior to investing in any Portfolio Fund, the Valuation Agent will conduct a due diligence review of the valuation methodology utilized by the Portfolio Fund, which as a general matter will utilize market values when available and otherwise utilize principles of fair value that the Valuation Agent reasonably believes to be consistent with those used by the Company for valuing its own investments. Although the procedures approved by the Board provide that the Valuation Agent and the Valuation Committee will review the valuations provided by the Portfolio Funds, neither the Valuation Agent nor the Valuation Committee will be able to confirm independently the accuracy of valuations provided by such Portfolio Funds (which are unaudited).

In addition, through written and telephone communication and in-person meetings, the Valuation Agent will maintain close relationships with the managers of the Portfolio Funds in order to protect the interests of the Company and its Members. Representatives of the Valuation Agent plan to regularly attend fund investor meetings. To keep abreast of each Portfolio Fund’s activities, the Valuation Agent will review their periodic reports as well as the reports of the underlying portfolio companies in which the Portfolio Funds invest, to the extent which Portfolio Funds reports are made available.

The Company’s valuation procedures require the Valuation Agent and the Valuation Committee to consider all relevant information available at the time the Company values its portfolio. The Valuation Agent and the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Fund does not represent the fair value of the Company’s interests in the Portfolio Fund. Following procedures adopted by the Board and the Valuation Committee, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Company would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to NAV. Generally, the Company would not anticipate applying a discount or a premium to the NAV reported to it with respect to its Portfolio Fund investments because it is anticipated that the valuation methodologies used by the Portfolio Funds would already be reflective of the illiquid nature of the Company’s investment in such Portfolio Funds. Any such decision would be made in good faith, and subject to the review and supervision of the Valuation Committee.

The valuations reported by the managers of the Portfolio Funds, upon which the Company calculates its quarter end NAV and NAV per Unit, may be subject to later adjustment, based on information reasonably available at that time. These valuations may be adjusted by the Valuation Committee in its sole discretion as it deems appropriate to reflect the fair market value of the Portfolio Funds and their interests in portfolio companies or other assets. Circumstances that would justify an adjustment of the valuations reported to the Valuation Committee by the Portfolio Fund would include information available to the Valuation Committee that was not reflected in the valuations supplied by the Portfolio Funds.  In reviewing each Portfolio Funds valuations the Valuation Committee shall consider any factors that it believes may be relevant, such as: the Portfolio Fund's valuation policies and practices and the Portfolio Fund's history with valuation issues, such as whether the Company has experienced any valuation issues with the Portfolio Fund in the past;

(ii) the type of investment securities held by the Portfolio Fund and whether there may be factors not reflected in the valuations supplied by the Portfolio Fund, such as material changes in the business or operations of the issuer, including the discontinuance of operations or an important component of operations or the commencement of insolvency or reorganization proceedings of a portfolio company owned by the Portfolio Fund, or any market for its securities; (iii) the pricing obtained in new rounds of financing, particularly financing obtained in significant amounts from new unrelated investors; (iv) any relevant operational or non-investment issues that may affect the Portfolio Fund, such as bankruptcies or other issues of custodians or other service providers; (v) the value of publicly traded securities held by the Portfolio Fund; (vi) the valuation of the same investments held by different Portfolio Funds or third parties independent of the Valuation Agent; and (vii) any other factor or set of factors which, when viewed in the totality of the circumstances would compel an investment professional to conclude that there had occurred an objectively verifiable change in the circumstances of the issuer or in the environment which is not likely to be reversed in any relevant time frame and which renders current valuation an obsolete, misleading measure of current value for which there is a readily determined and more reliable measure (as would clearly be the case, for instance, where there is a new round of financing from a new unrelated source or where insolvency proceedings have commenced). Other adjustments may occur from time to time.

Investors should be aware that there can be no assurance that the fair values of interests in Portfolio Funds as determined under the procedures described above will in all cases be accurate to the extent that the Company and the Valuation Committee do not generally have access to all necessary financial and other information relating to the Portfolio Funds to determine independently the NAVs of the Company’s interests in those Portfolio Funds. The results of the Valuation Committee’s valuation of securities whose market value is not readily ascertainable will be based upon the Valuation Committee’s assessment of the fair value of such securities and their issuers and, therefore, are the result of the Committee’s interpretation.

To the extent the Company purchases or holds securities, other than interests in Portfolio Funds, those securities will be valued in accordance with the Company’s valuation procedures. The Company’s valuation procedures provide that:

a.             Liquid Securities. Company investments, other than Portfolio Funds, are valued according to the following procedures:

(i)
Domestic exchange traded equity securities (other than options) will be valued at their last sale prices as reported on the exchanges where those securities are primarily traded. If no sales of a security are reported on a particular day, the security will be valued based on its bid price for a security held long, or its ask price for a security held short, as reported by those exchanges. Securities traded primarily on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will generally be valued at the latest bid price as reported on NASDAQ  In the absence of such sales or quotations, other publicly offered securities will be valued at their bid prices (or asked prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. .

(ii)
Financial futures will generally be valued at the latest reported sales price.  Forward foreign currency contracts will generally be valued using market quotations from a widely used quotation system that reflects the current cost of covering or off-setting the contract. Exchange-traded options will generally be valued at the latest reported sale price on the exchange on which they trade. If there is no reported sale for an option on the valuation date, the option will generally be valued at the mean between the latest bid and asked prices. Over-the-counter options will generally be valued using the mean between the latest bid and asked prices.  Over-the-counter options will generally be valued using the mean between the latest bid and asked prices.  If market quotations are not readily available, these instruments may be valued at fair value as determined in good faith by, or in accordance with procedures adopted by, the Valuation Committee.

(iii)
Debt securities may be valued in accordance with the procedures described in (i) above.  In addition Debt securities may be valued by using a third party pricing service approved by the Board, which employs a matrix to determine valuations for normal institutional size trading units.  The matrix can take into account various factors including, without limitation, bids, yields, spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate).  . The Valuation Agent will monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less, absent unusual circumstances, will be valued at amortized cost, so long as such valuations are determined by the Valuation Committee to represent fair value.

(iv)
All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates compiled as of 4:00 p.m. London time.  Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of the securities markets in the U.S.  Foreign exchange rates are also determined prior to such close.

b.           Illiquid Securities.  On a quarterly basis, for illiquid securities for which no market quotations are readily available (other than interests in Portfolio Funds) and for which independent appraisals of current value can readily be obtained, valuations will be based on such appraisals.  Otherwise, valuation (other than interests in Portfolio Funds) will remain at cost except that original cost valuation will be adjusted, upon approval by the Valuation Committee on the advice of the Valuation Agent, in the following circumstances:

(i)
The market method shall only be used with respect to reliable third party transactions by sophisticated, independent investors in the following circumstances:   a meaningful secondary market is established for an illiquid security, in which event valuation will be on the basis of that price (with due regard for market liquidity), or a meaningful private or public investment or merger or acquisition is subsequently consummated at a different price for the security, in which event valuation will be on the basis of such price.

(ii)
The appraisal method shall be based upon such factors affecting the investee company such as earnings, net worth, reliable private sale prices of the investee company’s securities, the market prices for similar securities of comparable companies, liquidation value (if appropriate), an assessment of the investee company’s future prospects, and an assessment of the investee company’s risks (associated with products, current stage of development, geographic location or other relevant factors).

c.           Other Fair Valuations.  In instances where there is reason to believe that the valuation of a security or other investment valued pursuant to a. or b. above does not represent the current value of such security or investment, or when a security or investment cannot be valued pursuant to a. or b. above, the Valuation Committee will fair value the investment based on a recommendation from the Valuation Agent.  The following factors, as relevant, may be taken into account in determining fair value:

(i)	the nature and price (if any) of the investment and the nature and expected duration of the event, if any, giving rise to the valuation issue;

(ii)	whether market quotations for the investment are available, pricing history of the security and trading volumes on markets, exchanges or among dealers;

(iii)	information as to any transactions or offers with respect to the security;

(iv)	volatility of the security or a related index;

(v)
possible valuation methodologies that could be used to determine the fair value of the investment, including valuation by reference to other financial instruments, including trading in similar securities, depository receipts, derivative instruments, closed-end or exchange-traded fund trading or exchange-traded baskets of securities;

(vi)
cost of the investment and, for restricted securities, any discount from the market value of unrestricted securities of the same class at the time of purchase and the existence of a shelf registration for restricted securities;

(vii)	changes in interest rates;

(viii)	government actions or pronouncements or other news events;

(ix)	analyst reports;

(x)	fundamental analytical data and internal models;

(xi)	whether other portfolios serviced by the Valuation Agent or its affiliates hold the same or similar investments and the method used to value the investments in those portfolios;

(xii)	whether the issuer of the investment has other securities outstanding and, if so, how those securities are valued;

(xiii)	the extent to which the fair value to be determined for the investment will result from the use of data or formulae produced by third parties independent of the Valuation Agent;

(xiv)	the liquidity or illiquidity of the market for the investment; and

(xv)	any other relevant factors or considerations.

Investments valued by the Valuation Committee pursuant to this section c, shall be carried at such valuation until a market quotation becomes available or the Valuation Committee otherwise approves a change in valuation on the recommendation of the Valuation Agent.

Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Company’s NAV if the judgments of this Board, the Valuation Committee, the Valuation Agent, or managers to the Portfolio Funds should prove incorrect.

Limitations on Certain Deductions

The Company intends to engage in investment activities rather than in any active trade or business. As a result, noncapitalized expenses of the Company (e.g., fees paid to the Investment Adviser) will represent “miscellaneous itemized deductions” for non-corporate taxpayers, deductible only to the extent they exceed 2 percent of a taxpayer’s adjusted gross income. Overall itemized deductions for individual taxpayers are subject to further limitations. Moreover, an investment in the Company will not constitute a “passive activity” for purposes of the passive activity loss rules, and a Member will not be able to utilize losses and deductions from passive activities to offset the Member’s share of the Company’s income and gain (until the Member disposes of its interest in the passive activity).

The Code limits the ability of Members to utilize other losses and deductions that may arise from the Company’s activities. For instance, allocations of loss or deduction from the Company, or the ability to utilize such allocations, may be limited by a Member’s adjusted capital account or its adjusted basis in its interest in the Company. Additionally, the use of capital losses is subject to significant limitations, as is the use of deductions for “investment interest” should the Company or Portfolio Funds use leverage in their investments. Individuals and certain closely held corporations are subject to the “at risk” rules that limit a Member’s ability to utilize losses to the amount the taxpayer has at risk in the Company’s activities. The Company’s organizational expenses may be amortizable only over a 15-year period, if at all. Certain expenses incurred by the Company in offering and selling Company Interests will be non-deductible altogether.

Disposition of Interest in the Company

A Member’s gain or loss upon a disposition of its interest in the Company will typically be capital gain or loss, long-term if the Member holds the interest for more than one year, except that gains or losses attributable to inventory or unrealized receivables (defined broadly to include, among others, recapture items, market-discount bonds, short-term obligations, and stock in certain foreign corporations) will be ordinary income or loss. As noted above, the use of capital losses is subject to significant limitations.

Tax-Exempt Investors

The discussion below addresses how certain investors such as tax-exempt organizations, qualified plans, individual retirement accounts and annuities, and state colleges and universities (“Tax-Exempt Investors”) may be subject to unrelated business income tax (“UBIT”) due to the Company’s activities.

Income from a trade or business, regularly carried on, that is unrelated to a Tax-Exempt Investor’s exempt purposes, and income derived from debt-financed property, are subject to UBIT. If the Portfolio Funds invest in companies treated as partnerships for tax purposes, a Tax-Exempt Investor’s distributive share of income earned by the Company will be subject to UBIT if such income would have been subject to UBIT if earned directly by the Tax-Exempt Investor. Moreover, certain income from foreign portfolio companies treated as corporations, such as insurance income from controlled foreign corporations, may be subject to UBIT. Furthermore, if a Tax-Exempt Investor debt-finances its investment in the Company, the Company debt-finances its investment in a Portfolio Company, or a Portfolio Fund uses leverage in its own investment activities, some or all of the Tax-Exempt Investor’s distributive share of income from the Company may be subject to UBIT.

The Company makes no assurance that Tax-Exempt Investors will not incur UBIT as a result of their investment in the Company. Each potential investor should consult an independent tax advisor regarding the UBIT consequences of an investment in the Company in light of the investor’s particular circumstances.

Non-U.S. Investors

The discussion below addresses the application of certain federal income tax laws to investors who are not United States citizens, residents, business entities, estates, or trusts (“Non-U.S. Investors”). The application of the federal tax laws to non-U.S. persons is complex, and this summary does not address all aspects of those laws.

Except to the extent of income “effectively connected” with a U.S. trade or business (in all cases to include the disposition of U.S. real property or U.S. real property holding corporations), a Non-U.S. Investor’s distributive share of the Company’s capital gains will not be subject to U.S. tax, and its distributive share of the Company’s dividends, interest, and certain other income will be subject only to a 30 percent withholding tax. Under certain circumstances, the withholding tax may be reduced or eliminated if a Non-U.S. Investor properly certifies to its entitlement to tax treaty benefits or the “portfolio interest” exception.

If the Company, a Portfolio Fund, or a portfolio company treated as a partnership for federal tax purposes is deemed engaged in a U.S. trade or business, then a Non-U.S. Investor will be deemed engaged in a U.S. trade or business. A Non-U.S. Investor deemed engaged in a U.S. trade or business is subject to federal income tax on any income “effectively connected” with that trade or business on similar terms and rates as a U.S. person. In those circumstances, the Company must withhold tax on the Non-U.S. Investor’s distributive share of effectively connected income, and the Non-U.S. Investor must file a U.S. tax return. Furthermore, the Non-U.S. Investor may be subject to U.S. federal income tax on its gain from the disposition of its interest in the Company, and, if a corporation, the Non-U.S. Investor may be subject to an additional 30 percent branch profits tax on its earnings and profits effectively connected with the U.S. trade or business.

The Company makes no assurance that Non-U.S. Investors will not be deemed engaged in a U.S. trade or business as a result of their investment in the Company. Each potential Investor should consult an independent tax advisor regarding the tax consequences of an investment in the Company in light of the investor’s particular circumstances.

ERISA Considerations

Persons who are fiduciaries with respect to an employee benefit plan, IRA, Keogh plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the Code (an “ERISA Plan”) should consider, among other things, the matters described below before determining whether to invest in the Company.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transaction and other standards. In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor (“DOL”) regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan’s portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan’s purposes, an examination of the risk and return factors, the portfolio’s composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment, and the projected return of the total portfolio relative to the ERISA Plan’s funding objectives. Before investing the assets of an ERISA Plan in the Company, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations. For example, a fiduciary should consider whether an investment in the Company may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified. If a fiduciary with respect to any such ERISA Plan breaches his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary may be held personally liable for losses incurred by the ERISA Plan as a result of such breach.

Because the Company will register as an investment company under the 1940 Act, the underlying assets of the Company should not be considered to be “plan assets” of the ERISA Plans investing in the Company for purposes of ERISA’s fiduciary responsibility and prohibited transaction rules. Thus, the Investment Adviser will not be a fiduciary within the meaning of ERISA.

The Investment Adviser will require an ERISA Plan proposing to invest in the Company to represent that it, and any fiduciaries responsible for the ERISA Plan’s investments, are aware of and understand the Company’s investment objective, policies and strategies, that the decision to invest plan assets in the Company was made with appropriate consideration of relevant investment factors with regard to the ERISA Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA.

Certain prospective ERISA Plan investors may currently maintain relationships with the Investment Adviser or with other entities which are affiliated with the Investment Adviser. Each of such persons may be deemed to be a party in interest to and/or a fiduciary of any ERISA Plan to which it provides investment management, investment advisory or other services. ERISA prohibits ERISA Plan assets to be used for the benefit of a party in interest and also prohibits an ERISA Plan fiduciary from using its position to cause the ERISA Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration. ERISA Plan investors should consult with counsel to determine if participation in the Company is a transaction which is prohibited by ERISA or the Code. Fiduciaries of ERISA Plan investors will be required to represent that the decision to invest in the Company was made by them as fiduciaries independent of such affiliated persons and duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons as a basis for the decision to invest in the Company.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained in this Registration Statement, is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult with their legal advisors regarding the consequences under ERISA of the acquisition and ownership of Interests.

ITEM 24.	FINANCIAL STATEMENTS.

The Company will issue a complete set of financial statements on an annual basis prepared in accordance with generally accepted accounting principles.

Appendix A to Part B

PROXY VOTING POLICIES AND PROCEDURES

ALTERNATIVE INVESTMENT ADVISORS
Banc of America Investment Advisors, Inc.
Bank of America Capital Advisors, LLC
U.S. Trust Hedge Fund Management, Inc.
(Collectively, “AI Advisors”)

Applicability: Proxy Voting Policy

Area of Focus: Portfolio Management

Date Last Reviewed:                                                                                                                     January 31, 2010

Applicable Regulations
•	Rule 206(4)-6 under the Investment Advisers Act of 1940
•	Form N-PX
•	ERISA Department of Labor Bulletin 94-2
•	Rule 30b1-4 under the Investment Company Act of 1940
•	Institutional Shareholder Services, Inc. (SEC No Action Letter dated September 15, 2004)

Explanation/Summary of Regulatory Requirements
An SEC-registered investment advisor that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An advisor’s policies and procedures must address how the advisor resolves material conflicts of interest between its interests and those of its clients.  An investment advisor must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment advisor to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy
In cases where an AI Advisor has been delegated voting authority over Clients’1 securities, such voting will be in the best economic interests of the Clients.

1 As used in this policy, “Clients” include private investment funds (“Private Funds”) exempt from the definition of an investment company pursuant to Section 3(c)(1) or 3(c)(7) of the Investment Company Act of 1940, as amended (the “1940 Act”), closed-end investment companies (“RICs”) registered under the 1940 Act, business development companies electing to be subject to certain provisions of the 1940 Act, Private Funds that are “plan assets” under ERISA and other institutional and high net worth investors. Not included in the meaning of “Client” for purposes of this policy are Private Funds or RICs that are sub-advised by third parties for which the sub-adviser has been delegated the authority to vote proxies.

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on December 31, 2010 or promptly thereafter.
Appendix A-1

Procedures for Achieving Compliance

Alternative Investment (“AI”) Clients invest all or substantially all of their assets in limited partnership interests, limited liability company interests, shares or other equity interests issued by unregistered Funds (“Underlying Funds”).  The voting rights of investors in Underlying Funds generally are rights of contract set forth in the limited liability company agreement, the limited partnership agreement and other governing documents of such Underlying Funds.

AI Clients may also invest in high quality, short-term instruments for cash management purposes and may be authorized to acquire securities for hedging or investment purposes.  Securities held by a Client that are not Underlying Fund interests are referred to as “Direct Investments”.

On rare occasions, an AI Client may hold securities distributed to it by an Underlying Fund as an “in kind” distribution. Generally, in such circumstances the AI Advisor will liquidate these Direct Investments on the day received, but may continue to hold a security longer when deemed in the best interest of the Client.  An Advisor may vote a proxy in the event a proxy vote be solicited for shareholders of record during the limited time that the AI Client held the security prior to the security’s liquidation.

For Hedge Fund Clients, it is AI’s policy to waive its Clients’ voting rights related to their investments in Underlying Funds by getting a written confirmation from each Underlying Fund that it concurs to the waiver of voting rights.  This confirmation shall be obtained either at the time of investment, or at a reasonable time thereafter, by the AI Advisor sending a notification of waiver of voting rights to the Underlying Fund.  In no circumstances shall this confirmation be obtained after any Client, in conjunction with other Clients or affiliates of AI, holds 5% of the outstanding interests in such Underlying Fund.

For Private Equity Clients, except with respect to Adverse Measures (defined below), in determining how AI should vote a security, AI Portfolio Management shall:

• recommend against adoption of a measure if Portfolio Management determines in its discretion that such measure, if adopted:

-would result in the affected AI Client holding a security in violation of such Client’s investment objective(s), policies or restrictions; or

-has a reasonable probability of materially diminishing the economic value and/or utility of the related security in the hands of such Client over the anticipated holding period of such security; and

• recommend adoption of a measure if Portfolio Management in its discretion determines that such measure, if adopted:

would not result in the affected AI Client holding a related security in violation of such Client’s investment objective(s), policies or restrictions; and

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on December 31, 2010 or promptly thereafter.
Appendix A-2

has a reasonable probability of enhancing (or not materially diminishing) the economic value and/or utility of the related security in the hands of such AI Client over the anticipated holding period of such security.

As described above, most votes cast by the Advisors on behalf of Clients will relate to the voting of limited partnership interests, limited liability company interests, shares or similar equity interests in Underlying Funds in which AI Clients invest.  Such votes are typically by written consent and no investor meeting is generally called.  Although determining whether or not to give consent may not be considered to be “proxy voting”, such action is governed by this Proxy Voting Policy.  It is also anticipated that frequently an Underlying Fund will request the AI Client either to vote in favor of measures that reduce the rights, powers and authority, and/or increase the duties and obligations, associated with the security in question (“Adverse Measures”) or to redeem its interests in the Underlying Fund.

It is expected that AI Portfolio Management will ordinarily recommend voting a security in favor of an Adverse Measure only if:

•           Portfolio Management believes that voting for the Adverse Measure is the only way to continue to hold such security, and that their is a reasonable probability that the benefits that would be conferred on the affected AI Client by continuing to hold such security would outweigh the adverse affect(s) of such Adverse Measure (e.g., increased fees, reduced liquidity); and

•           Adoption of such Adverse Measure would not result in such Fund holding the related security in violation of its investment objective(s), policies or restrictions.

Based on the foregoing, it is expected that Portfolio Management ordinarily will recommend adoption of routine, non-Adverse Measures supported by management, such as proposals to appoint or ratify the appointment of auditors.

Conflicts of Interest:

Portfolio Management is under an obligation to (a) be alert to potential conflicts of interest on the part of AI, be mindful of other potential conflicts of interest as they pertain to affiliates of the Advisors or in his or her own personal capacity, with respect to a decision as to how a proxy should be voted, and (b) bring any such potential conflict of interest to the attention of AI Legal who together will determine if a potential conflict exists and in such cases will contact  the  AI Conflicts Officer for resolution. The AI Advisor will not implement any decision to vote a proxy in a particular manner until the Conflicts Officer has:

•	determined whether AI (or AI personnel) are subject to a conflict of interest in voting such proxy; and if so then

•	assessed whether such conflict is material or not, and if so then

•	addressed the material conflict in a manner designed to serve the best interests of the affected AI Client.

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on December 31, 2010 or promptly thereafter.
Appendix A-3

Notice to Investors:

AI will deliver a summary of AI’s proxy voting policies and procedures to each investor by delivering the Advisors’ Form ADV Part II to investors.  The summary is contained in Schedule F of the referenced document.

Responses to Investor Requests:

AI will, upon the reasonable request of an investor, provide such investor with a copy of the current version of this Policy.

AI will, upon the reasonable request of an investor, provide the investor with how AI has voted proxies, for the prior one year period, on behalf of the specific AI Client that said investor has invested in.

AI will track proxy policy and proxy voting record requests it receives from investors.

Supervision
For private equity Clients, the Head of Private Equity Portfolio Management is responsible for implementing this policy for his or her platform and the Private Equity Investment Committee is responsible for overseeing the implementation of this policy.  For hedge fund Clients, the Head of Hedge Fund Portfolio Management is responsible for implementing this policy for his or her platform and the Hedge Fund Investment Committee is responsible for overseeing the implementation of this policy.

Escalation
The applicable AI Portfolio Management Heads must promptly report all unapproved exceptions to this policy to their respective Investment Committees and the AI Compliance Executive, who together will determine the remedial action to be taken, if any.  The Compliance Executive will report all material exceptions to the Chief Compliance Officer.

The AI Advisor may deviate from this policy only with the written approval, upon review of the relevant facts and circumstances, from the Chief Compliance Officer.

The Chief Compliance Officer will report any exception that is not resolved to his or her satisfaction, that cannot be resolved, or that otherwise suggests a material internal compliance controls issue, to AI Senior Management and .

Monitoring/Oversight
The AI Compliance SME is responsible for monitoring compliance with this policy on an ongoing basis.  As needed, but not less than annually, the Compliance SME will request from Portfolio Management a list of all proxies voted during a given period.  The Compliance SME will examine the way AI has voted and compare to the AI Proxy Policy to ensure that AI has been consistent with this policy.  Evidence of the review will be kept via a Compliance Monitoring Checklist.

Recordkeeping
Records should be retained for a period of not less than six years.  Records should be retained in an appropriate office of AI for the first three years.  Examples of the types of documents to be maintained as evidence of AI’s compliance with this policy may include:

•	Portfolio Management Memorandum Describing Proxy Vote Request
•
•	Minutes of AI Investment Committee Meetings
•	Proxy Voting Record
•	Records Required for Form N-PX (Registered Clients Only)
•	Other documents as proscribed in Rule 204(2)(c)-17

This policy will be reviewed no less frequently than annually and is scheduled to be reviewed on December 31, 2010 or promptly thereafter.

Appendix A-4

PART C

OTHER INFORMATION

Part C of this Registration Statement should be read in conjunction with Parts A and B. Capitalized terms used in this Part C and not otherwise defined have the meanings given them in Parts A and B of this Registration Statement.

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS.

1.	Financial statements are omitted.

2.	Exhibits.

(a)(i)	Certificate of Formation dated February 2, 2007.*

(a)(ii)	Limited Liability Company Agreement.*

(b)	Not applicable.

(c)	Not applicable.

(d)	See Item 25(2)(a)

(e)	Not applicable.

(f)	Not applicable.

(g)(i)	Investment Advisory Agreement.*

(g)(ii)	Amendment to Investment Advisory Agreement.

(h)(i)	Placement Agency Agreements.*

(h)(ii)	Placement Agency Agreement with Merrill, Lynch, Pierce, Fenner & Smith Incorporated.

(i)	Not applicable.

(j)(i)	Custodian Services Agreement.*

(j)(ii)	Escrow Agreement.*

(k)	Administration Agreement.*

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(i)	Code of Ethics of Registrant.

(r)(ii)	Code of Ethics of Investment Adviser.

*Incorporated by reference to the Registrant’s registration statement on Form N-2/A (File No. 811-22069), filed on December 3, 2007.

C-1

ITEM 26.	MARKETING ARRANGEMENTS.

Not applicable. Interests will be issued solely in transactions not involving any “public offering” within the meaning of Section 4(2) of the Securities Act.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

After completion of the private offering of Interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES.

Set forth below is the number of record holders as of December 31, 2009, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Limited Liability Company Interests	498

ITEM 30.	INDEMNIFICATION.

Registrant’s Company Agreement contains provisions limiting the liability, and providing for indemnification, of the Registrant’s Managers and officers under certain circumstances. The Registrant hereby undertakes that it will apply the indemnification provision of the Company Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of the 1940 Act remains in effect.

Registrant, in conjunction with the Investment Adviser and Registrant’s Board of Managers, maintains insurance on behalf of any person who is an Independent Manager, officer, employee, or agent of Registrant, against certain liability asserted against him or her and incurred by him or her or arising out of his or her position. Registrant will not pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Information regarding any other business, profession, vocation or employment of a substantial nature in which each executive officer and manager of the Investment Adviser is, or at any time during the past two fiscal years has been, engaged is set forth in Part B of this Registration Statement and/or incorporated by reference to the Form ADV filed by the Investment Adviser with the SEC pursuant to the Advisers Act. The principal business address of the Investment Adviser is 100 Federal Street, Boston, MA 02110.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS.

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, J.D. Clark & Company, located at 2425 Lincoln Avenue Ogden, Utah 84401, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 100 Federal Street, Boston, MA 02110. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

ITEM 33.	MANAGEMENT SERVICES.

Not applicable.

ITEM 34.	UNDERTAKINGS.

Not applicable.

C-2

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts on the [__] day of February, 2010.

UST GLOBAL PRIVATE MARKETS FUND, LLC

By:	/s/ James D. Bowden
Name: James D. Bowden
Title: President and CEO

EXHIBIT INDEX

(g)(ii)	Amendment to Investment Advisory Agreement.

(h)(ii)	Placement Agency Agreement with Merrill, Lynch, Pierce, Fenner & Smith Incorporated.

(r)(i)	Code of Ethics of Registrant.

(r)(ii)	Code of Ethics of Investment Adviser.